EXHIBIT 10.55

NEITHER THIS NOTE NOR THE SHARES OF COMMON STOCK ISSUABLE ON CONVERSION OF THIS NOTE (THE “SHARES”) HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS NOTE AND THE SHARES MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED OR DISPOSED OF UNLESS THE NOTE OR THE SHARES AS THE CASE MAY BE, HAS BEEN REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS OR EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS ARE AVAILABLE.

IF THE HOLDER OF THIS NOTE WAS AN AFFILIATE OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF ANY SUCH TRANSFER, THE FOREGOING CONDITIONS MUST BE COMPLIED WITH REGARDLESS OF WHEN SUCH TRANSFER IS MADE.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE U.S. INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED.

THIS OBLIGATION IS NOT A DEPOSIT AND IS NOT INSURED BY ANY AGENCY OF THE UNITED STATES GOVERNMENT.

HARKEN ENERGY CORPORATION

4.25% SENIOR CONVERTIBLE NOTES DUE 2006

NOTE

Harken Energy Corporation, a Delaware corporation (hereinafter, the “Company,” which term includes any successor to the Company), for value received, hereby promises to pay to Xanthus Limited, upon presentation and surrender of this Note (the “Note”) the aggregate principal sum of ONE MILLION DOLLARS (U.S. $1,000,000) (the “Principal Amount”) in six equal installments on 14 June and 14 December of each year commencing 14 June 2004 (“Payment Date”), and to pay interest on any outstanding Principal Amount on each Payment Date (before any redemption which occurs on such date) in cash from and including 15 December, 2003, semi-annually in arrears on each Payment Date in each year, commencing 14 June, 2004, at the rate of 4.25% per annum, calculated on the basis of a 360-day year consisting of twelve 30-day months, until the principal hereof is paid or payment thereof is duly provided for; provided, however, that the Principal Amount payable upon presentation and surrender may be reduced from time to time in connection with conversions, redemptions, purchases, cancellations and similar events described in the Terms and Conditions hereof, and such reductions shall be duly noted on Schedule A hereto (which is incorporated herein by this reference as if set out in full); and provided further that interest accruing after the date of a reduction in Principal Amount shall be calculated with reference to the new Principal Amount.

Payments of interest on this Note shall be paid by the Company on each Payment Date, commencing 14 June, 2004, to a bank account nominated in writing by the registered holder of such Note as shown in the Note Register at the close of business on the applicable Record Date.

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Upon failure of the Company to make any payment of interest or principal on the date when due and payable, the outstanding principal balance of the Notes and, to the extent permitted by law, interest thereon will bear interest at the Default Rate beginning on the date such payment was due until the default is cured.

Notwithstanding any other provision of the Note to the contrary, in no event shall the interest contracted for, charged or received in connection with the Note (including any other costs or considerations that constitute interest under applicable law which are contracted for, charged or received pursuant to the Notes) exceed the maximum rate of nonusurious interest allowed under applicable law as presently in effect and to the extent an increase is allowable by such laws, but in no event shall any amount ever be paid or payable greater than the amount contracted for in the Note, and all amounts paid by the Company which constitute usurious interest under the applicable law shall be applied in the manner described herein.

To the extent permitted by law, interest contracted for, charged or received on the Note shall be allocated over the entire term of this Note, to the end that interest paid on the Note does not exceed the maximum amount permitted to be paid thereon by law.

The principal on this Note shall be paid to a bank account nominated in writing by the registered holder of this Note as shown on the Note Register at the close of business on the applicable Record Date.

This Note has been issued pursuant to resolutions adopted by the Board of Directors of the Company by unanimous written consent effective 1 December, 2003.

This Note and the Terms and Conditions shall be governed by and construed in accordance with the laws of the State of New York.

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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed in its corporate name by the manual or facsimile signatures of the undersigned duly authorized officers of the Company.

Dated as of 15 December, 2003.

HARKEN ENERGY CORPORATION

By:

Mikel Faulkner Chief Executive Officer

[Corporate Seal]

ATTEST:

By:

Elmer Johnston General Counsel

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TERMS AND CONDITIONS OF THE NOTE

The U.S. $5,000,000 of 4.25% Senior Convertible Note Due 2006 (the “Note” or “Notes”) of Harken Energy Corporation, a Delaware corporation (the “Company”) is constituted by, and authorized to be issued pursuant to these Terms and Conditions and resolutions of the Board of Directors of the Company by unanimous written consent effective on 1 December 2003.

Certain terms not otherwise defined in the text hereof are defined in Condition 19 herein.

1.	Form, Denominations, and Title, and Certain Administrative Provisions

(A) The Note is issued in registered certified form in denominations of U.S. $1,000 or multiples thereof (the “Authorized Denomination”) and with such numerical and other identification designation as the Company shall deem desirable.

(B) Title to the Note will pass by form of transfer as set out in Schedule C and reregistration of new ownership in the Note Register. The Company may (to the fullest extent permitted by applicable laws) deem and treat the registered Holder of the Note as the absolute owner thereof for all purposes (whether or not the Note shall be overdue and notwithstanding any notice to the contrary).

(C) The Note shall be executed on behalf of the Company by its Chief Executive Officer under its corporate seal or a facsimile of such seal reproduced thereon and attested by its General Counsel. The signature of any of these persons on the Note may be manual or facsimile signatures of the present or any future such authorized officer and may be imprinted or otherwise reproduced on the Note.

The Note bearing the manual or facsimile signatures of individuals who were at any time the proper officers or employees of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the delivery of the Note or did not hold such offices at the date of the Note.

Upon surrender for transfer or exchange of the Note to the Company, if it will serve as Note Registrar, or to the office of the Note Registrar designated by the Company for that purpose, the Company shall execute and deliver in the name of the transferee or transferees a new Note or Notes of the same series and interest rate and in Authorised Denominations, and for the aggregate principal amount the owner is entitled to receive. No transfer of the Note shall be binding upon the Company, unless made at such office and shown on the Note Register.

In case the Company, pursuant to Conditions 3(B) and 3(C), shall be consolidated or merged with or into any other Person or shall convey, transfer, lease or otherwise dispose of its Properties and assets substantially as an entirety to any Person, and the successor Person resulting from such consolidation, or surviving such merger, or into which the Company shall have been merged, or the Person which shall have received a conveyance, transfer, lease or other disposition as aforesaid, shall have entered into an amendment hereto, the Note may, from time to time, at the request of the successor Person, be exchanged for another Note executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Note surrendered for such exchange and of like principal amount.

(D) Except as otherwise provided herein, no service charge shall be made for any exchange, conversion or redemption of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange of Notes.

(E) (1) The Holder of this Note may grant proxies and otherwise authorize any person to take any action which a Noteholder is entitled to take under these Terms and Conditions.

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(2) Nothing contained herein shall be deemed to authorize any transfers of this Note otherwise than in accordance with the Securities Act. Unless otherwise required by applicable law, the Company shall not recognize or give effect to any attempt to transfer or convert any Note or any interest therein in violation of the Securities Act.

(F) The Noteholder by acceptance of the Note hereby covenants and agrees that neither the Note nor the Conversion Shares will be offered, sold, transferred, pledged, converted or otherwise disposed of unless the Note and/ or the Conversion Shares have been registered under the Securities Act or any applicable state securities or blue sky laws or exemptions from the registration requirements of such laws are available.

(G) If (i) any mutilated Note is surrendered to the Company or the Note Registrar, or (ii) the Company or the Note Registrar, as the case may be, receives evidence to its satisfaction of the destruction, loss or theft of any Note, and there is delivered to the Company and the Note Registrar such security and/or indemnity as may be required by them to save them harmless, then, in the absence of notice to the Company or the Note Registrar that such Note has been acquired by a bona fide purchaser, the Company shall execute and deliver, in exchange for any such mutilated Note or in lieu of any such destroyed, lost or stolen Note, a new Note of like tenor and principal amount, bearing a number not contemporaneously Outstanding.

In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Note, pay such Note, as the case may be.

Upon the issuance of any new Note under this Condition, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith.

Every new Note issued pursuant to this Condition in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all benefits hereunder equally and proportionately with any and all other Notes duly issued hereunder.

The provisions of this Condition are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of a mutilated, destroyed, lost or stolen Note.

(H) The Company shall maintain an office or agency where the Note may be presented for registration of transfer or for exchange (“Registrar”) and an office or agency where Notes may be presented for payment (“Paying Agent” or “paying agent”). The Registrar shall keep a register of the Note and of its transfer and exchange. The Company may appoint one or more co-registrars and one or more additional paying agents. The term “Registrar” includes any co-registrar and the term “Paying Agent” or “paying agent” includes any additional paying agent. The Company may change any paying agent or Registrar without notice to any Holder. The Company shall notify the Noteholder in writing of the name and address of the Registrar or any paying agent, if the Company is not serving as such. The Company or any of its Subsidiaries may act as paying agent or Registrar.

2.	Status

The Note is a direct, unconditional and unsecured obligation of the Company. The Note will rank senior to all Subordinated Obligations of the Company, present and future, but, in the event of bankruptcy or insolvency of the Company, only to the extent permitted by the applicable laws relating to creditors’ rights. The Notes will not be secured by any assets or property of the Company. The Note will rank pari passu with all other present and future unsecured Indebtedness of the Company other than Subordinated Obligations.

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3.	Covenants

(A) The Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises of the Company; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer in the best interests of the Company and the conduct of its business, and that the loss thereof is not disadvantageous in any material respect to the Noteholders; and provided, further, that nothing contained in this Condition 3(A) shall prohibit any transaction permitted by Condition 3(B) or Condition 3(C) herein.

(B) The Company will not merge or consolidate with or sell, convey, transfer or lease or otherwise dispose of all, or substantially all of its Properties and assets substantially as an entirety to any Person, unless: (a) either (i) the Company shall be the surviving Person or (ii) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or the Person which acquired by conveyance or transfer, or which leases, the Properties and assets of the Company substantially as an entirety (1) shall be a Person organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and (2) shall expressly assume, by a written instrument, the Company’s obligation for the due and punctual payment of the principal of and interest on the Note and the performance and observance of every Term and Condition contained herein.

(C) Upon any consolidation of the Company with or merger of the Company with or into any other Person or any conveyance, transfer or lease of the Properties and assets of the Company substantially as an entirety to any person, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under the Terms and Conditions contained herein with the same effect as if such successor Person had been named as the Company herein, and in the event of any such conveyance or transfer, the Company, except in the case of a lease, shall be discharged of all obligations and covenants under the Note and may be dissolved and liquidated.

(D) The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments and governmental charges levied or imposed upon the Company or upon the income, profits or Property of the Company and (b) all lawful claims for labour, materials and supplies which, if unpaid, might by law become a Lien upon the Property of the Company; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

(E) The Company will not amend its Certificate of Incorporation or Bylaws except as required by law, except in respect to such amendments that the Board of Directors reasonably determines do not materially adversely affect the rights of the Noteholder, or except to the extent that such amendment would not have a material adverse effect on (a) the ability of the Company to perform its obligations under the Note or (b) the rights of the Noteholder, except that neither (i) increases in the number of Shares and issuance thereof with related securities, nor (ii) designations of Preferred Stock of the Company, modifications of the terms of such designations and issuance thereof with related securities, nor (iii) modification or expansion of the indemnity provisions provided by the Company to its directors and officers, nor (iv) change of the Company’s registered agent shall be deemed an amendment hereunder.

(F) To the extent permitted by law, the Company will provide to the Noteholder such statements, certificates or other documentation concerning the organization or operations of the Company as may be reasonably necessary to establish any exceptions or exemptions from United States federal income tax withholding and reporting requirements.

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(G) The Company shall file a registration statement on Form S-1 (or such other form as the Company may determine is appropriate or required under the rules of the Commission), within sixty (60) days following the Issue Date, or such earlier date as the Company may determine at its sole discretion, in respect of all Shares that may be issuable at any time upon the conversion and/or redemption of the Note. The Company shall use its best efforts to cause the Commission to declare such registration statement (and any necessary amendments thereto) effective. The Company shall also use its best efforts to maintain the effectiveness of such registration statement, and to refile such a registration statement from time to time in the event its effectiveness lapses, until all such Shares that either are issued or that may be issued are Freely Tradable in the United States.

While any Conversion Right remains exercisable, the Company will use its best efforts to list and maintain a listing of all Shares issued upon conversion or redemption of the Note on a Stock Exchange. In the event a Stock Exchange requires stockholder approval in order to complete the listing of the Shares to be so issued upon conversion or redemption of the Note, then the Company will use its best efforts to obtain such stockholder approval at the earliest possible stockholder meeting. In this event, the conversion or redemption in Shares will occur only if and when stockholder approval has been obtained. If the Company is unable to obtain or maintain such listing of Shares, it will forthwith give not less than 30 calendar days notice to the Noteholder of the listing, de-listing or quotation or lack of quotation of the Shares (as a class) by any such Stock Exchange.

(H) If the Company shall at any time act as its own paying agent, it will, on or before each due date of the principal of or interest on any of the Notes, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided.

(I) The Company will maintain a negative pledge covering assets of the Company not subject to any security interest senior in right of payment to the Notes with an asset coverage ratio of (a) the fair market value of the assets covered by the negative pledge to (b) the aggregate Principal Amount of all Notes then outstanding, equal to or greater than 1.5:1.0.

4.	Interest

The Note bears interest from (and including) 15 December, 2003 (the “Issue Date”), at the rate of four and one quarter percent (4.25%) per annum of the Principal Amount outstanding on the relevant Payment Date, including any Principal Amount to be redeemed on such Payment Date, payable semi-annually in arrears on December 14 and June 14 in each year (each a “Payment Date”), the first such payment to be made on June 14, 2004, in respect of the period from (and including) the Issue Date to (and including) June 14 2004.

The Principal Amount of the Note or part thereof will cease to bear interest (i) from its due date for redemption unless the Company shall default in the payment of the Redemption Price, in which event interest shall continue to accrue as provided herein, or (ii) where the Conversion Right shall have been voluntarily exercised by the Noteholder, from the Conversion Date, or (iii) in the case of a Mandatory Conversion, from the Mandatory Conversion Date.

Any money held by the Company in trust for the payment of the principal of or interest on the Note and remaining unclaimed for two years after such principal or interest has become due and payable shall be discharged from such trust; and the Holder of the Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Company with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

Interest is calculated on the basis of a 360 day year consisting of 12 months of 30 days each and, in the case of an incomplete month, the number of days elapsed.

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5.	Payments

Payments of principal and interest on the Note shall be paid by the Company or its paying agent on each Payment Date, commencing June 14, 2004, to the Holder of such Note as shown on the Note Register at the close of business on the applicable Record Date. The principal of and interest on the Notes shall be payable in lawful money of the United States of America (a) on each Payment Date, by check mailed on the applicable payment date to the Holder thereof on the Record Date at its address shown on the registration books of the Company kept by the Paying Agent, as Registrar, without the need to present or surrender the Note, and (b) upon its presentation and surrender as it becomes due and payable in full, whether at maturity or by prior redemption, at the principal specified office of the Agent. Notwithstanding the foregoing, at the option of any of the Holders of $100,000 in aggregate principal amount of the Notes, payment of principal and interest on each Note may be transmitted by wire transfer to such Holders’ account on file with the Paying Agent upon the such Holder’s written request delivered to the Paying Agent; provided that that the final payment of principal shall be made upon presentation of the Note at the office of the Paying Agent designated for such purpose.

If the Company defaults in a payment of principal and/or interest on the Notes, it shall pay the defaulted interest and/or principal in any lawful manner to the Persons who are Holders on a subsequent special record date. The Company shall notify the Agent in writing of the amount of defaulted principal and/or interest proposed to be paid on the Notes and the date of the proposed payment. The Company shall fix or cause to be fixed each such special record date and payment date; provided that no such special record date shall be less than ten (10) days prior to the related payment date for such defaulted principal and/or interest. At least 15 days before the special record date, the Company, or the Agent, upon the written request of the Company and in the name and at the expense of the Company, shall mail or cause to be mailed to Holders a notice that states the special record date, the related payment date and the amount of such defaulted principal and/or interest to be paid.

The final payment of principal in respect of the Note and any net proceeds from the sale of Shares payable under Condition 6(D) will only be made, against presentation and surrender of the certificate for the Note at the specified office of the Company or its paying agent. All payments of principal and interest shall be made in U.S. dollars. Each such payment and any payment of the net proceeds of the sale of Shares pursuant to Condition 6(D) will be made at the specified office of the Company or its paying agent, at the option of the Holder, by U.S. dollar cheque mailed to an address, or delivered in accordance with the Holder’s instructions, or by transfer to a U.S. dollar account maintained by the Holder in accordance with the holder’s instructions, subject in all cases to any applicable fiscal or other laws and regulations, but without prejudice to the provisions of Condition 9.

If, at any time, in the opinion of the Company or of the paying agent, payments in U.S. dollars cannot be so made, payments will be made in U.S. dollars in such other manner as may be approved by the Company and the paying agent and notice of the alternative manner of payment will be given to the Noteholder in accordance with Condition 15.

All monies paid by the Company to a paying agent for the payment of principal or interest on any Note which remain unclaimed at the end of two (2) years after the date on which such principal or interest on such Note will have become due and payable will be repaid to the Company and the Holder of such Note will thereafter have only the rights of a creditor of the Company as described in these Terms and Conditions or such rights as may be otherwise provided by applicable law.

A Holder shall be entitled to present a Note for payment only on a Presentation Date and shall not be entitled to any further interest or other payment if a Presentation Date is after the due date.

When making payments to Noteholders, fractions of one cent will be rounded down to the nearest whole cent.

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6.	Conversion

(A)	Optional Conversion by the Noteholder; Conversion Period and Price

(i) Noteholders have the right, subject as provided herein and to any applicable laws and regulations, to require the Company to convert all or any of the Principal Amount of any Note into Shares at any time during the Conversion Period (“Conversion Right”). The Conversion Period begins on 1 January, 2004 and ends upon the earliest to occur of (A) the second Business Day prior to the later of December 14, 2006, or the date on which all principal and interest on the Note is repaid in full, (B) if such Principal Amount of any Notes shall have been called for redemption or part of such Principal Amount shall be redeemed pursuant to Condition 7, the close of the second Business Day prior to the Redemption Date, or (C) the effective date of a Mandatory Conversion. Upon conversion, the right of the converting Noteholder to repayment of the principal amount of the Note to be converted (and, subject as provided in Condition 6(B)(iv), accrued and unpaid interest thereon) shall be extinguished and released, and in consideration and in exchange therefor the Company shall allot and issue Shares credited as paid up in full as provided in this Condition 6.

The number of Shares to be issued on conversion of a Note, or part thereof, will be determined by dividing the principal amount of the Note to be converted, plus accrued and unpaid interest thereon, by the Conversion Price, (as defined below) in effect on the Conversion Date, with the result being rounded down to the nearest whole number.

(ii) A Conversion Right may only be exercised in respect of the Authorized Denomination or multiples thereof of Principal Amount of Notes. If more than one Note is converted at any one time by the same Holder, the number of Shares to be issued upon such conversion will be calculated on the basis of the aggregate Principal Amount of the Notes to be converted. Fractions of Shares will not be issued on conversion and no cash adjustments will be made in respect thereof.

(iii) Except for conversions pursuant to Condition 7(B)(iii), the price at which Shares will be issued upon the exercise of a Conversion Right (the “Conversion Price”) initially will be U.S. $1.25. The Conversion Price will be subject to adjustment in accordance with the manner provided in Condition 6(C). The Company shall give notice of any adjustment of the Conversion Price in accordance with Condition 15 within ten (10) Business Days with effective date of such adjustment.

(iv) Notwithstanding the provisions of paragraph (i) of this Condition 6(A), if the Company shall default in making payment in full in respect of all or part of the Principal Amount of any Note which shall have been called for redemption or shall fail to issue Shares in respect of any Conversion or redemption, then, from the Relevant Date, interest shall continue to accrue on such Principal Amount and the Conversion Right attaching to such Principal Amount will continue to be exercisable (unless already exercised by the Company pursuant to Condition 6(D)) up to, and including the close of business (at the place where the Note is deposited in connection with the exercise of the Conversion Right) on the date upon which the full amount of the monies payable in respect of such Principal Amount has been duly received by the Holder or, or the date of the issuance of the Conversion Shares or redemption Shares.

(B)	Procedure for Conversion

(i) To exercise the Conversion Right attaching to the Principal Amount of any Note, the Holder thereof must complete, execute and deposit at his own expense during normal business hours at the specified office of the Company, a notice of conversion (a “Conversion Notice”) in the form for the time being currently obtainable from the specified office of the Company, together with the relevant Note and any amount to be paid by the Noteholder pursuant to this Condition 6(B)(i). The form of Conversion Notice is attached hereto as Exhibit A.

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The Conversion Date must fall at a time when the Conversion Right attaching to the Principal Amount of that Note is expressed in these Conditions to be exercisable and will be deemed to be the date of the surrender of the Note and delivery of such Conversion Notice and, if applicable, any payment to be made or indemnity given under these Conditions in connection with the exercise of such Conversion Right.

A Noteholder delivering a Note for conversion must pay any taxes and capital, stamp, issue and registration duties arising on conversion (other than any taxes or capital, or stamp duties payable in the U.S. or required by any Stock Exchange, by the Company in respect of the allotment and issue of Shares and listing of the Shares on conversion). A Conversion Notice delivered shall be irrevocable.

(ii) As soon as practicable, and in any event not later than fourteen (14) calendar days after the Conversion Date, the Company will in the case of the Principal Amount of Notes converted on exercise of the Conversion Right or a Note being converted in accordance with Condition 6(D) and in respect of which a Conversion Notice has been delivered and the relevant Note and amounts payable by the relevant Noteholder deposited as permitted by sub-paragraph (i) above, cause the person or persons designated for the purpose in the Conversion Notice to be registered as holder(s) of the relevant number of Shares and will make a certificate or certificates for the relevant Shares available for collection at the Company’s principal office in Houston, Texas or at the Company’s transfer agent in New York, New York, or, if so requested in the relevant Conversion Notice, will deliver such certificate or certificates to the person and at the place specified in the Conversion Notice, at the risk of the Noteholder, together with any other securities, property or cash required to be delivered upon conversion and such assignments and other documents (if any) as may be required by law to effect the transfer thereof.

(iii) The person or persons specified for that purpose will be deemed for all purposes to be the Holder of record of the number of Shares issuable upon conversion with effect from the Conversion Date or Mandatory Conversion Date, as the case may be. The Shares issued upon conversion of the Principal Amount of the Notes will in all respects rank pari passu with the issued and outstanding Shares of Common Stock in issue on the relevant Conversion Date or Mandatory Conversion Date, as the case may be, except for any right excluded by mandatory provisions of applicable law. A Holder of Shares issued on conversion of the Principal Amount of the Notes shall not be entitled to any rights for any record date which precedes the relevant Conversion Date or Mandatory Conversion Date, as the case may be.

(iv) If any notice requiring the redemption of any Notes is given pursuant to Condition 7(B) on or after the fifteenth (15th) calendar day prior to the record date in respect of any dividend payable in respect of the Shares and such notice specifies a date for redemption falling on or prior to the next following Interest Payment Date, interest shall (subject as hereinafter provided) accrue on Notes which shall have been delivered for conversion on or after such record date from the preceding Interest Payment Date; provided, that the relevant Noteholder’s entitlement to interest on any Note, in the event that the Shares allotted on conversion thereof shall carry an entitlement to receive such dividend, shall be limited to the amount by which the interest such Noteholder would have received had no conversion taken place exceeds the amount of the dividend received on such Shares. Any such interest shall be paid by the Company not later than fourteen (14) calendar days after the relevant Conversion Date by U.S. dollar cheque drawn on, or by transfer to U.S. dollar account maintained by the payee with, a bank outside the United States in accordance with instructions given by the relevant Noteholder.

(C)	Adjustment of Conversion Price

(i) Dividends or Distributions of Common Stock. In case the Company shall pay or make a dividend or other distribution on its Common Stock exclusively in Common Stock or shall pay or make a dividend or other distribution on any other class of capital stock of the Company which dividend or distribution includes Common Stock, the Conversion Price in effect at the opening of business on the day next following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such

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reduction to become effective immediately after the opening of business on the day next following the date fixed for such determination. For the purposes of this Condition 6(C)(i), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company. For the avoidance of doubt, this Condition does not apply to dividends or other distributions in shares of the Common Stock pursuant to the terms of the securities to which such dividend or other distribution may be made.

(ii) Dividends or Distributions of Rights, Warrants or Options to Purchase Common Stock. In case the Company shall pay or make a dividend or other distribution on its Common Stock consisting exclusively of, or shall otherwise issue to all holders of its Common Stock, rights, warrants or options entitling the holders thereof to subscribe for or purchase shares of Common Stock at a price per share less than the Market Price per share (as further defined in certain circumstances as provided in paragraph (vii) of this Condition 6(C)) of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights, warrants or options, the Conversion Price in effect at the opening of business on the day following the date fixed for such determination shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such Market Price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, outstanding at the close of business on the date fixed for such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (ii), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company. The Company shall not issue any rights, warrants or options in respect of shares of Common Stock held in the treasury of the Company.

(iii) Dividends or Distributions in Cash. In case the Company shall, by dividend or otherwise, make a distribution to all holders of its Common Stock exclusively in cash in an aggregate amount that, together with (1) the aggregate amount of any other distributions to all holders of its Common Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution and in respect of which no Conversion Price adjustment pursuant to this 6(C)(iii) has been made and (2) the aggregate of any cash plus the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Company’s Board of Directors), as of the expiration of the tender or exchange offer referred to below, of consideration payable in respect of any tender or exchange offer by the Company or a Subsidiary for all or any portion of the Common Stock concluded within the 12 months preceding the date of payment of such distribution and in respect of which no Conversion Price adjustment pursuant to paragraph (vi) of this Condition 6(C) has been made, exceeds five percent (5%) of the product of the Market Price per share (as further defined in certain circumstances as provided in paragraph (vii) of this Condition 6(C)) of the Common Stock on the date fixed for stockholders entitled to receive such distribution times the number of shares of Common Stock outstanding on such date, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this paragraph (iii) by a fraction of which the numerator shall be the Market Price per share (determined as provided in Condition 6(C)(vii)) of the Common Stock on the date of such effectiveness less the amount of cash so distributed applicable to one share of Common Stock and the denominator shall be such Market Price per share of the Common Stock, such reduction to become effective immediately prior to the opening of business on the day following the date fixed for the payment of such distribution.

(iv) All Other Distributions or Dividends. Subject to the last sentence of this paragraph (iv), in case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness, shares of any class of capital stock, securities, cash or Property (excluding any rights, warrants or options referred to in Condition 6(C)(ii), any dividend or distribution paid exclusively in cash and any dividend or distribution referred to in Condition 6(C)(i), the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this paragraph (iv) by a fraction of which the numerator shall be the

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Market Price per share (as further defined in certain circumstances as provided in paragraph (vii) of this Condition 6(C)) of the Common Stock on the date of such effectiveness less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Company’s Board of Directors and shall, in the case of securities being distributed for which prior thereto there is an actual or when issued trading market, be no less than the value determined by reference to the average of the Market Price over the period specified in the succeeding sentence), on the date of such effectiveness, of the portion of the evidences of indebtedness, shares of capital stock, securities, cash and Property so distributed applicable to one share of Common Stock and the denominator shall be such Market Price per share of the Common Stock, such reduction to become effective immediately prior to the opening of business on the day next following the date fixed for the payment of such distribution (such date to being referred to as the “Reference Date”). If the Board of Directors determines the fair market value of any distribution for purposes of this paragraph (iv) by reference to the actual or when issued trading market for any securities comprising such distribution, it must in doing so consider the prices in such market over the same period used in computing the Market Price per share pursuant to paragraph (vii) of this Condition 6(C). For purposes of this paragraph (iv), any dividend or distribution that includes shares of Common Stock or rights, warrants or options to subscribe for or purchase shares of Common Stock shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, cash, Property, shares of capital stock or securities other than such shares of Common Stock or such rights, warrants or options (making any Conversion Price reduction required by this paragraph (iv)) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights, warrants or options (making any further Conversion Price reduction required by Condition 6(C)(i) or (ii)), except (A) the Reference Date of such dividend or distribution as defined in this Condition 6(C)(iv) shall be substituted as “the date fixed for the determination of stockholders entitled to receive such dividend or other distribution,” “the date fixed for the determination of stockholders entitled to receive such rights, warrants or options,” and “the date fixed for such determination” within the meaning of Condition 6(C)(i) and Condition 6(C)(ii) and (2) any shares of Common Stock included in such dividend or distribution shall not be deemed “outstanding at the close of business on the date fixed for such determination” within the meaning of Condition 6(C)(i)).

(v) Subdivision of Common Stock. In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

(vi) Tender or Exchange Offer for Common Stock. In case a tender or exchange offer made by the Company or any Subsidiary for all or any portion of the Common Stock shall expire and such tender or exchange offer shall involve an aggregate consideration having a fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Company’s Board of Directors) at the last time (the “Expiration Time”) tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended) that, together with (A) the aggregate of the cash plus the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Company’s Board of Directors), as of the expiration of the other tender or exchange offer referred to below, of consideration payable in respect of any other tender or exchange offer by the Company or a Subsidiary for all or any portion of the Common Stock concluded within the preceding 12 months and in respect of which no Conversion Price adjustment pursuant to this paragraph (vi) has been made and (B) the aggregate amount of any distributions to all holders of the Common Stock made exclusively in cash within the preceding 12 months and in respect of which no Conversion Price adjustment pursuant to Condition 6(C)(v) has been made, exceeds five percent (5%) of the product of the Market Price per share (determined as provided in Condition 6(C)(vii)) of the Common Stock on the Expiration Time times the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time, the Conversion Price shall be reduced (but not increased) so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the Expiration Time by a fraction of which the numerator shall be (1) the product of the Market Price per share (as further defined

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in certain circumstances as provided in paragraph (vii) of this Condition 6(C)) of the Common Stock at the Expiration Time times the number of shares of Common Stock outstanding (including any tendered or exchanged shares) at the Expiration Time minus (2) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the “Purchased Shares”) and the denominator shall be the product of (1) such Market Price per share at the Expiration Time times (2) such number of outstanding shares at the Expiration Time less the number of Purchased Shares, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time.

(vii) Determination of Market Price. For the purpose of any computation of the Market Price under this paragraph (vii) and Conditions 6(C)(ii), (iv) and (v), when certain circumstances described therein have occurred within ten (10) Business Days of the event giving rise to the adjustment in the Conversion Price, (A) if the “ex” date (as hereinafter defined) for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to paragraphs (i), (ii), (iii), (iv), (v) or (vi) above (“Other Event”) occurs on or after the tenth Stock Exchange Business Day prior to the date in question and prior to the “ex” date for the issuance or distribution requiring such computation (the “Current Event”), the closing price for each Stock Exchange Business Day prior to the “ex” date for such Other Event shall be adjusted by multiplying such closing price by the same fraction by which the Conversion Price is so required to be adjusted as a result of such Other Event, (B) if the “ex” date for any Other Event occurs after the “ex” date for the Current Event and on or prior to the date in question, the closing price for each Stock Exchange Business Day on and after the “ex” date for such Other Event shall be adjusted by multiplying such closing price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such Other Event, (C) if the “ex” date for any Other Event occurs on the “ex” date for the Current Event, one of those events shall be deemed for purposes of clauses (A) and (B) of this proviso to have an “ex” date occurring prior to the “ex” date for the other event, and (C) if the “ex” date for the Current Event is on or prior to the date in question, after taking into account any adjustment required pursuant to clause (B) of this proviso, the closing price for each Stock Exchange Business Day on or after such “ex” date shall be adjusted by adding thereto the amount of any cash and the fair market value on the date in question (as determined in good faith by the Board of Directors in a manner consistent with any determination of such value for purposes of Condition 6(C)(iii) or Condition 6(C)(iv) or (C), whose determination shall be conclusive and described in a resolution of the Company’s Board of Directors) of the portion of the rights, warrants, options, evidences of indebtedness, shares of capital stock, securities, cash or Property being distributed applicable to one share of Common Stock. For the purpose of any computation under Condition 6(C)(vi), the Market Price per share of Common Stock on any date in question shall be deemed to be the Market Price on the date selected by the Company commencing on or after the latest (the “Commencement Date”) of (A) the date 20 Stock Exchange Business Days before the date in question, (B) the date of commencement of the tender or exchange offer requiring such computation, and (C) the date of the last amendment, if any, of such tender or exchange offer involving a change in the maximum number of shares for which tenders are sought or a change in the consideration offered, and ending not later than the date of the Expiration Time of such tender or exchange offer (or, if such Expiration Time occurs before the close of trading on a Stock Exchange Business Day, not later than the Stock Exchange Business Day immediately preceding the date of such Expiration Time); provided, however, that if the “ex” date for any Other Event (other than the tender or exchange offer requiring such computation) occurs on or after the Commencement Date and on or prior to the date of the Expiration Time for the tender or exchange offer requiring such computation, the closing price for each Stock Exchange Business Day prior to the “ex” date for such Other Event shall be adjusted by multiplying such closing price by the same fraction by which the Conversion Price is so required to be adjusted as a result of such other event. For purposes of this paragraph, the term “ex” date, (A) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the relevant exchange or in the relevant market from which the closing price was obtained without the right to receive such issuance or distribution, (B) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades regular way on such exchange, or in such market after the time at which such subdivision or combination becomes effective, and (C) when used with respect to any tender or exchange offer means the first date on which the Common Stock trades regular way on such exchange or in such market after the Expiration Time of such tender or exchange offer.

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(viii) Further Reductions for Federal Income Tax. The Company may make such reductions in the Conversion Price, in addition to those required by Conditions 6(C) (i), (ii), (iii), (iv), (v), and (vi), as it considers to be advisable in order that any event treated for Federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients.

(ix) Adjustments to be Carried Forward. No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least five percent (5%) in the Conversion Price; provided,however, that any adjustments which by reason of this paragraph (ix) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

(x) Notice of Adjustments of Conversion Price

Whenever the Conversion Price is adjusted as herein provided the Company shall compute the adjusted Conversion Price in accordance with Condition 6(C) and shall prepare a certificate signed by the chief financial officer of the Company setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be delivered to any paying agent and the Company shall cause notice thereof to be delivered in accordance with Condition 15 at least ten (10) Business Days in advance of the effective date of such adjustment.

(D)	Mandatory Conversion

(i) The Noteholder acknowledges and agrees that provided the Shares into which the Notes would be converted are Freely Tradeable and listed on a Stock Exchange, the Company may, at its own cost (save those expenses or taxes referred to in Condition 6(D)(iii)), at any time following ninety days from the Effective Date, elect to exercise the Conversion Right on behalf of each and every Noteholder in respect of all of the Notes Outstanding at the Conversion Price applicable as of the date fixed by the Company for such conversion (the “Mandatory Conversion Date”), provided that the average of the Market Price of the Shares over the Stock Exchange Business Days in any thirty (30) consecutive calendar day period following the Effective Date, is equal to or greater than one hundred twenty-five percent (125%) of the Conversion Price. The Company will give notice in the manner set out in Condition 15 that the criteria for Mandatory Conversion under this Condition 6(D) has been met within 30 days of having met such criteria. The form of Company Conversion Notice is attached hereto as Exhibit B.

(ii) At least 45 calendar days prior to the Mandatory Conversion Date, the Company shall cause written notice of the Mandatory Conversion Date to be given to any paying and conversion agent. Not less than 30 and not more than 60 calendar days prior to the Mandatory Conversion Date, the Company shall cause written notice of the Mandatory Conversion Date to be given to the Noteholders (in accordance with Condition 15). Following such notice, the Noteholders will be required on or before the Mandatory Conversion Date to deliver or procure delivery of the Notes together with a duly completed Conversion Notice to the specified office of the company, during its usual business hours for such purposes and perform together with the Company, the obligations applicable to it on conversion specified in this Condition 6. Failure to deliver the Conversion Notice shall not affect the conversion of such Notes pursuant to the terms of this Condition 6(D).

(iii) If any Noteholder with respect to whose Notes Mandatory Conversion (pursuant to this Condition 6) is to take place shall fail to perform its obligations specified in this Condition 6 or shall have a registered address in any territory where, in the absence of any registration statement or other special formalities or legal requirements, the issue, allotment, transfer or delivery of the Shares arising on Mandatory Conversion in the reasonable opinion of the Company, is or could be unlawful or impracticable, subject to applicable law, Company shall make arrangements for the sale of such Shares to a third party at the best consideration reasonably obtainable by the Company and it shall pay, or shall arrange for the paying agent to pay, to such Noteholder the consideration received by it in respect of such Shares (after any deduction required to reimburse any reasonable and proper expenses incurred in arranging any such sale or any taxes payable in connection therewith arising solely as a result of the Noteholder’s failure to perform its obligations under this Condition 6(D)).

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(iv) From and after the Mandatory Conversion Date and upon compliance by the Company of its obligations hereunder with respect to such conversion, the Notes shall cease to constitute Indebtedness of the Company and shall thereafter be only deemed to represent the right to receive Shares.

(E)	Notice of Certain Corporate Action

In case of the occurrence of one or more of the events that are listed herein, the Company shall cause to be mailed to any paying agent and conversion agent and any Noteholder in the manner provided under Condition 15 hereof within ten (10) Business Days after the date on which notice is sent to the holders of the Company’s Common Stock. Such events are: (i) the Company shall declare a dividend (or any other distribution) on its Common Stock payable (1) otherwise than exclusively in cash, or (2) exclusively in cash in an amount that would require a Conversion Price adjustment pursuant to Condition 6(C)(iii); or (ii) the Company shall authorize the granting to the holders of its Common Stock of rights, warrants or options to subscribe for or purchase any shares of capital stock of any class or of any other rights (excluding employee stock options); or (iii) of any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding shares of Common Stock), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or (iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or (v) the Company or any Subsidiary of the Company shall commence a tender or exchange offer for all or a portion of the Company’s outstanding shares of Common Stock (or shall amend any such tender or exchange offer); The Notice shall state (i) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights, warrants or options, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights, warrants or options are to be determined, or (ii) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other Property deliverable upon such re-classification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up, or (iii) the date on which such tender offer commenced, the date on which such tender offer is scheduled to expire unless extended, the consideration offered and the other material terms thereof (or the material terms of any amendment thereto).

(F)	Consolidation, Amalgamation or Merger

In the event that the Company shall be a party to any transaction, including without limitation any (i) recapitalization or reclassification of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination of the Common Stock), (ii) any consolidation of the Company with, or merger of the Company into, any other person, any merger of another person into the Company (other than a merger which does not result in a reclassification, conversion, exchange or cancellation of all of the outstanding shares of Common Stock of the Company), (iii) any sale or transfer of all or substantially all of the assets of the Company, or (iv) any compulsory share exchange pursuant to which the Common Stock is converted into the right to receive other securities, cash or other Property, the Company will forthwith notify the Noteholders of such event in accordance with Condition 15 and, then lawful provision shall be made as part of the terms of such transaction whereby the Holder of each Note then Outstanding shall have the right (during the period in which such Note is convertible) to convert such Note into the class and amount of shares and other securities and property receivable upon such transaction by a holder of such number of shares of Common Stock which would have been liable to be issued upon conversion of such Note immediately prior to the transaction. So far as legally possible, the Company shall cause the Person formed by such consolidation or resulting from such merger or which acquired such assets or which acquired the Company’s Shares, as the case may be, to execute and deliver to the Noteholder an amendment to these Terms and Conditions as provided for under Condition 17. Such amendment shall provide for adjustments which, for events subsequent to the effective date of such amendment, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Condition. The above provisions of this Condition 6(F) shall similarly apply to successive transactions of the foregoing type.

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(G)	Conversion Prohibited Under Certain Circumstances

The Note shall not be convertible into Conversion Shares as provided in this Condition 6 nor may it be redeemed for Shares as provided in Condition 7(B)(iii) herein if the Stock Exchange on which the Shares are listed requires the approval by the stockholders of the Company of the issuance of the Shares which may be issued upon the exercise of the conversion rights contained in this Condition 6 or issued pursuant to Condition 7(B)(iii) and the stockholders fail to approve such issuances of the Shares at an annual meeting or special meeting held to approve such issuances.

7.	Redemption and Purchase

(A) Unless previously redeemed, converted or purchased and canceled as provided herein, the Company will redeem the Principal Amount of the Note in six equal installments on each Payment Date commencing on June 14, 2004.

(B) (i) If as a result of any change in, or amendment to, the laws or regulations of the U.S. or any political sub-division of, or any authority in, or of, the U.S. having power to tax, or any change in the application or official interpretation of such laws or regulations, which change or amendment becomes effective after December 14, 2003, the Company has or will become obliged to pay additional amounts as provided or referred to in Condition 8 (and such amendment or change has been evidenced by the delivery by the Company to the paying agent or Noteholder (who shall, in the absence of manifest error, accept such certificate and opinion as sufficient evidence thereof) of (x) a certificate signed by two officers of the Company on behalf of the Company stating that such amendment or change has occurred (irrespective of whether such amendment or change is then effective), describing the facts leading thereto and stating that such obligation cannot be avoided by the Company taking reasonable measures available to it and (y) an opinion of independent legal advisers of recognized standing to the effect that such amendment or change has occurred (irrespective of whether such amendment or change is then effective), the Company may at its option, having given not less than 30 nor more than 60 calendar days’ notice to the Noteholders in accordance with Condition 15 (which notice shall be irrevocable), redeem all the Notes but not some only, at their Principal Amount together with interest (if any) accrued to (but excluding) the Redemption Date, provided that no notice of redemption shall be given earlier than 90 calendar days before the earliest date on which the Company would be required to pay such additional amounts were a payment in respect of the Notes then due.

(ii) The Company may, at its option, at any time and from time to time, and after having given not less than 10 nor more than 60 calendar days’ notice to the Noteholder in accordance with Condition 15 (which notice shall be irrevocable), redeem the Notes for cash, in whole or in part, at a Redemption Price equal to 100 per cent of their Principal Amount together with interest (if any) accrued to (but excluding) the Redemption Date. If the Company elects to redeem less than all the Notes, Company or its paying agent will select which Notes to redeem by lot, random, or such other method as it shall deem fair and appropriate. Upon expiry of any such notice period as is referred to in this Condition 7(B) (and subject as provided above), the Company shall be bound to redeem Notes at their Principal Amount, together with interest accrued to but excluding the Redemption Date.

(iii) Provided that the Shares which may be issued pursuant to this paragraph shall be Freely Tradeable and listed on a Stock Exchange, the Company may redeem upon not less than 10 nor more than 60 days notice, the relevant installment of Principal Amount plus accrued interest of any Note on any Payment Date for Shares. If the Company elects to redeem the Principal Amount plus accrued interest of Notes for Shares, each Principal Amount plus accrued interest of each Note will be redeemed for the number of shares of Common Stock equal to 110% of the sum of the face value of the Principal Amount of each Note to be redeemed plus interest accrued and unpaid thereon divided by the average of the Market Price of the Shares over the 30 calendar day period immediately preceding the date of notice of such redemption. If the Company elects to redeem the relevant installment of Principal Amount plus accrued interest on less than all the Notes, the Company will select which Notes to redeem the relevant installment of Principal Amount by lot, random, or such other method as it shall deem fair and appropriate. Upon expiry of any such notice period as is referred to in this Condition 7(B) (and subject as

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provided above), the Company shall be bound to redeem the relevant installment of Principal Amount as described above.

(C) Subject to applicable law, the Company or any of its Subsidiaries may at any time purchase Notes in any manner and at any price in the open market or by private treaty. If purchases are made by tender, tenders must be available to all Noteholders alike. Notes purchased by the Company or any of its Subsidiaries will forthwith be surrendered for cancellation and shall no longer be deemed Outstanding.

(D) All Notes which are redeemed by the Company will forthwith be canceled and may not be reissued or resold.

8.	Taxation

All payments in respect of the Notes by the Company shall be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature (“Taxes”) imposed or levied by or on behalf of the U.S. or any political sub-division of, or any authority in, or of, the U.S. having power to tax, unless the withholding or deduction of the Taxes is required by law. In that event, the Company will pay such additional amounts as may be necessary in order that the net amounts received by the Noteholders after the withholding or deduction shall equal the respective amounts which would have been receivable in respect of the Notes in the absence of the withholding or deduction; except that no additional amounts shall be payable in relation to any payment in respect of any Note:

(A) to, or to a third party on behalf of, a Holder who is liable for the Taxes in respect of the Note by reason of such Holder having some connection with the U.S. other than the mere holding of the Note; and

(B) presented for payment more than 30 calendar days after the Relevant Date except to the extent that a Holder would have been entitled to additional amounts on presenting the same for payment on the last day of such period of 30 calendar days; or

(C) to, or to a third party on behalf of, a Holder who would not be liable or subject to the withholding or deduction by making a declaration of non-residence or other similar claim for exemption to the relevant tax authority.

Any reference in these Terms and Conditions to any amounts in respect of the Notes shall be deemed also to refer to any additional amounts which may be payable under this Condition.

9.	Additional Covenants

While any Conversion Right remains exercisable, the Company will, save with the approval of an Extraordinary Resolution:

(1) at all times from the date of the initial issuance of the Notes keep available for issuance free from any preemptive rights out of its authorized but unissued capital such number of Shares as would enable the Conversion Rights and all other rights of subscription and exchange for and conversion into Shares to be satisfied in full;

(2) maintain a listing for all the issued Shares and all Shares to be issued on the exercise of the Conversion Rights on a Stock Exchange, it being understood that if the Company is unable to obtain or maintain such listing of Shares and will forthwith give notice to the Noteholders in accordance with Condition 15 of the listing, de-listing or quotation or lack of quotation of the Shares (as a class) by any such Stock Exchange; and

(3) not in any way modify the rights attaching to the Shares with respect to voting, dividends or liquidation.

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10.	Prescription

Notes will become void unless presented for payment within periods of ten (10) years (in the case of principal) and five (5) years (in the case of interest) from the final Payment Date in respect of the Notes, as the case may be, subject to the provisions of Condition 5.

11.	Events of Default and Enforcement

(A)	Event of Default

“Event of Default,” wherever used in these Terms and Conditions, means any one of the following events (whatever the reason for such Event of Default, whether voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) which shall have occurred and is continuing:

(1) if default is made for a period of five (5) Business Days or more in the payment of interest or any instalment of Principal Amount due in respect of the Notes or any of them; or

(2) if the Company fails to perform or observe any of its other obligations, covenants, conditions or provisions under the Notes, these Terms and Conditions, the private placement agreement relating to the Notes or the Company’s other notes and such failure continues for the period of 30 calendar days (or such longer period as the Majority Holders may in their absolute discretion permit) next following the service by the one or more of the Holders on the Company of notice requiring the same to be remedied; or

(3) if (i) any other Indebtedness of the Company becomes due and payable prior to its Stated Maturity by reason of an event of default (howsoever defined) or (ii) any such Indebtedness of the Company is not paid when due or, as the case may be, within any applicable grace period or (iii) the Company fails to pay when due (or, as the case may be, within any applicable grace period) any amount payable by it under any present or future guarantee for, or indemnity in respect of, any Indebtedness of any Person or (iv) any security given by the Company or any subsidiary for any Indebtedness of any Person or any guarantee or indemnity of Indebtedness of any Person by the Company becomes enforceable by reason of default in relation thereto and steps are taken to enforce such security save in any such case where there is a bona fide dispute as to whether the relevant Indebtedness or any such guarantee or indemnity as aforesaid shall be due and payable (following any applicable grace period); provided, however, that in each such case the Indebtedness exceeds in the aggregate U.S. $2,000,000 and in each such case such event continues unremedied for a period of 90 calendar days (or such longer period as the Majority Holders may in their sole discretion consent to in writing upon receipt of written notice from the Company); or

(4) if the Company shall generally fail to pay its debts as such debts come due (except debts which the Company may contest in good faith generally) or shall be declared or adjudicated by a competent court to be insolvent or bankrupt, shall consent to the entry of an order of relief against it in an involuntary bankruptcy case, shall enter into any assignment or other similar arrangement for the benefit of its creditors or shall consent to the appointment of a custodian (including, without limitation, a receiver, liquidator or Company); or

(5) if a receiver, administrative receiver, administrator or other similar official shall be appointed in relation to the Company or in relation to the whole or a substantial part its undertaking or assets or a distress, execution or other process shall be levied or enforced upon or sued out against, or an encumbrancer shall take possession of, the whole or a substantial part of the assets of any of them and in any of the foregoing cases is not paid out or discharged within 90 calendar days (or such longer period as the Majority Holders may in their absolute discretion consent to in writing upon receipt of written notice from the Company); or

(6) if the Company institutes proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking organization under the laws of the Federal Bankruptcy Code or any similar applicable U.S. federal, state or foreign

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law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or trustee or assignee (or other similar official) in bankruptcy or insolvency of it or its Property, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they come due; or

(7) if a decree or order by a court having jurisdiction in the premises shall have been entered adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking the reorganization of the Company under the Federal Bankruptcy Code or any other similar applicable U.S. federal, state or foreign law, and such decree or order shall have continued undischarged or unstayed for a period of 90 calendar days; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver or liquidator or trustee or assignee (or other similar official) in bankruptcy or insolvency of the Company or of all or substantially all of its Property, or for the winding up or liquidation of its affairs, shall have been entered, and such decree or order shall have continued undischarged and unstayed for a period of 90 calendar days; or

(8) if a warranty, representation, or other statement made by or on behalf of the Company contained herein or any certificate or other agreement furnished in compliance herewith is false in any material respect when made and such falsity continues for a period of 30 calendar days (or such longer period as the Majority Holders may in their absolute discretion permit) next following the service by one or more of the Holders on the Company of notice requiring the same to be remedied; or

(9) if there is any final judgment or judgments for the payment of money exceeding in the aggregate U.S. $2,000,000 outstanding against the Company which has been outstanding for more than 90 calendar days from the date of its entry and shall not have otherwise been discharged in full or stayed by appeal, bond or otherwise.

(B)	Acceleration of Maturity; Rescission and Annulment

If an Event of Default (other than an Event of Default specified in Condition 11(A)(6) or 11(A)(7)) occurs and is continuing, then and in every such case the Majority Holders may declare all of the Principal Amount of all the Notes and accrued and unpaid interest thereon to be due and payable immediately, by a notice in writing to the Company, and upon any such declaration all of such Principal Amount and accrued and unpaid interest shall become immediately due and payable.

If an Event of Default specified in Condition 11(A)(6) or Condition 11(A)(7) occurs and is continuing, then all of the Principal Amount of all the Notes and all accrued and unpaid interest thereon shall ipso facto become and be immediately due and payable without any declaration or other act on the part of any Noteholder.

At any time after a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Majority Holders as hereinafter in this Condition provided, the Majority Holders, with written notice to the Company, may rescind and annul such declaration and its consequences if

(1) the Company has paid or deposited in a manner satisfactory to such Holders a sum sufficient to pay

(i) all overdue interest on all Outstanding Notes,

(ii) all unpaid Principal Amount of any Outstanding Notes which has become due otherwise than by such declaration of acceleration, and interest on such unpaid Principal Amount at the rate prescribed therefor in the Notes,

(iii) to the extent that payment of such interest is legally enforceable, interest on overdue interest at the rate prescribed therefor in the Notes, and

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(iv) all reasonable sums paid or advanced by the such Holders hereunder; and

(2) all Events of Default, other than the non-payment of amounts of principal of or interest on Notes which have become due solely by such declaration of acceleration, have been cured or waived as provided in Condition 11(K)

No such rescission shall affect any subsequent default or impair any right consequent thereon.

(C)	Collection of Indebtedness and Suits for Enforcement by the Majority Holders

The Company covenants that if

(1) default is made in the payment of any installment of interest on any Note when such interest becomes due and payable and such default continues for a period of five (5) Business Days, or

(2) default is made in the payment of an installment of Principal Amount of any Note thereof and such default continues for a period of five (5) Business Days,

the Company will, upon demand of the Majority Holders, pay to the Holders of the Notes, the whole amount then due and payable on the Notes for principal and interest, and interest on any overdue principal and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installment of interest, at the rate prescribed therefor in the Notes, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable expenses, disbursements and advances of the Holders, their agents and counsel, and the reasonable compensation of such agents and counsel.

If the Company fails to pay such amounts forthwith upon such demand, the Majority Holders in their name, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the Property of the Company or any other obligor upon the Notes, wherever situated.

If an Event of Default occurs and is continuing, the Majority Holders may in their discretion proceed to protect and enforce their rights and the rights of the other Noteholders by such appropriate judicial proceedings as such Holders shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in these Terms and Conditions or to enforce any other proper remedy.

(D)	Majority Holders May File Proofs of Claim

In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Notes or the Property of the Company or of such other obligor or their creditors, the Majority Holders (irrespective of whether any Principal Amount of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Majority Holders shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

(1) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Holders (including any claim for the reasonable expenses, disbursements and advances of such Holders, their agents and counsel and the reasonable fees and expenses of the paying agent and its counsel) and of the other Noteholders allowed in such judicial proceeding, and the reasonable compensation of such agents and counsel, and

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(2) to collect and receive any moneys or other Property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Noteholder to make such payments to the Majority Holders due them for the reasonable expenses, disbursements and advances of such Holders, their agents and counsel and the reasonable compensation of such agents and counsel, and to pay to the Paying Agent (where one is appointed) all such other sums due under the Notes. In the absence of such appointment, any such sums shall be paid for the rateable benefit of all the Noteholders.

Nothing herein contained shall be deemed to authorize the Majority Holders, except as permitted by law and these Terms and Conditions, to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Noteholder thereof, or to authorize the such Holder to vote in respect of the claim of any Noteholder in any such proceeding, except to the extent permitted by law.

(E)	Majority Holders May Enforce Claims Without Possession of Notes

All rights of action and claims under these Terms and Conditions may be prosecuted and enforced by the Majority Holders without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Majority Holders shall be brought in their own name and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Majority Holders, their agents and counsel, be paid to the Paying Agent (where one is appointed) for the rateable benefit of all the Noteholders in respect of which such judgment has been recovered.

(F)	Application of Money Collected

Any money collected by the Majority Holder pursuant to this Condition shall be applied in the following order in case of the distribution of such money on account of principal or interest, upon presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

FIRST: To the payment of the amounts then due and unpaid for principal of and interest on the Notes in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal and interest, respectively; and

SECOND: The balance, if any, to the Person or Persons entitled thereto.

(G)	Unconditional Right of Holders to Receive Principal and Interest

Notwithstanding any other provision in these Terms and Conditions, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment, as provided herein and in such Note of the principal of and interest on, such Note on the relevant Payment Date or expressed in such Note (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder; provided, that all monies paid by the Company to the Paying Agent (if appointed) for the payment of principal or interest on any Note which remain unclaimed at the end of two (2) years after the Stated Maturity or Redemption Date of such Note will be repaid to the Company and the Holder of any Note shall thereafter have only the rights of a creditor of the Company or such rights as may be otherwise provided by applicable law.

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(H)	Restoration of Rights and Remedies

If the Majority Holders or any Noteholder has instituted any proceeding to enforce any right or remedy under these Terms and Conditions and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Majority Holders or to such Noteholder, then and in every such case, subject to any determination in such proceeding, the Company, the Majority Holders and the Noteholders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Majority Holders and the Noteholders shall continue as though no such proceeding had been instituted.

(I)	Rights and Remedies Cumulative

Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes as provided herein, no right or remedy herein conferred upon or reserved to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

(J)	Delay or Omission Not Waiver

No delay or omission of the Majority Holders or Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Noteholders.

(K)	Waiver of Past Defaults

Subject to Condition 11(B), the Majority Holders may on behalf of the Holders of all the Notes waive any past default hereunder and its consequences, except a default

(1) in respect of the payment of any installment of the Principal Amount of or interest on any Note, or

(2) in respect of a covenant or provision hereof which under Condition 17 cannot be modified or amended without the consent of the Holder of each Outstanding Note affected.

Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of these Terms and Conditions; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

(L)	Waiver of Stay or Extension Laws

The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of these Terms and Conditions; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law.

(M)	Requirements Regarding Agents (if appointed)

(1) At any time after an Event of Default has occurred and is continuing the Majority Holders shall notify in writing the Company and the Paying Agent (if appointed), and may by notice in writing to the Company and the Paying Agent (if appointed):

(i) require the Paying Agent, until notified to the contrary by Majority Holders, to hold all Notes and all moneys, documents and records held by it in respect of Notes to the order of the Holders; or

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(ii) require the Paying Agent to deliver to the Holders on a pro rata basis all funds held by it for the benefit of the Holders, and to deliver the documents and records held by it in respect of Notes to the Holders, provided that such notice shall be deemed not to apply to any documents or records which the relevant Paying Agent is obliged to release by any law or regulation; and

(iii) require the Company to make all subsequent payments in respect of the Notes to or to the order of the Holders and not to the Paying Agent.

(2) The Majority Holders shall notify the Paying Agent immediately upon the cure or waiver of an Event of Default. Upon receipt of such notice, the provisions of this Condition 11(M) shall no longer apply.

(3) Prior to taking any action under these Terms and Conditions at the direction of any Person with respect to the Notes, the Paying Agent shall be entitled to receive (and shall receive) indemnity or security satisfactory to it.

12.	Liability Solely Corporate

No recourse shall be had for the payment of the principal of or interest on any Notes or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement in these Terms and Conditions, against any incorporator, or against any stockholder, officer or director, as such, past, present or future, of the Company, or of any predecessor or successor Person, either directly or through the Company or any such predecessor or successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, it being expressly agreed and understood that the Notes and these Terms and Conditions which are a part thereof are solely corporate obligations, and that no personal liability whatsoever shall attach to, or be insured by, any such incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor Person, either directly or through the Company or any such predecessor or successor Person, because of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants, promises or agreements contained in the Notes or the these Terms and Conditions which constitute a part thereof or to be implied herefrom; and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for the exchange transaction pursuant to which the Notes were issued; provided, however, that nothing herein contained shall be taken to prevent recourse to and the enforcement of the liability, if any, of any stockholder or subscriber to capital stock of the Company upon or in respect of shares of capital stock not fully paid up.

13.	Defeasance and Covenant Defeasance

(A)	Company’s Option to Effect Defeasance or Covenant Defeasance

The Company may, at its option by Board Resolution, at any time, with respect to the Notes, elect to have either Condition 13(B) or Condition 13(C) applied to all Outstanding Notes upon compliance with the conditions set forth below in this Condition, The Company shall promptly give notice of such election to the Holders.

(B)	Legal Defeasance and Discharge

Upon the Company’s exercise under Condition 13(A) of the option applicable to this Condition 13(B), the Company shall be deemed to have been discharged from its obligations with respect to all Outstanding Notes on the date the conditions set forth in Condition 13(D) are satisfied (hereinafter, “legal defeasance”). For this purpose, such legal defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness

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represented by the Outstanding Notes, which shall thereafter be deemed to be “Outstanding” only for the purposes of Condition 13(E) and the other Conditions of these Terms and Conditions referred to in (1) and (2) below, and to have satisfied all its obligations under such Notes, including the obligation to pay interest on the Notes, and these Terms and Conditions insofar as such Notes are concerned (and the Holders, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of Outstanding Notes to receive, solely from the trust fund described in Condition 13(D) and as more fully set forth in such Condition, payments in respect of the principal of and interest on such Notes when such payments are due, and (B) the Company’s obligations with respect to the Notes under Conditions 1(D), 1(E), 1(H), 3(D) or 3(L). Subject to compliance with this Condition, the Company may exercise its option under this Condition 13(B) notwithstanding the prior exercise of its option under Condition 13(C) with respect to the Notes.

(C)	Covenant Defeasance

Upon the Company’s exercise under Condition 13(A) of the option applicable to this Condition 13(C), the Company shall be released from its obligations under any covenant contained in Condition 3 (except Condition 3(D) with respect to the Outstanding Notes on and after the date the conditions set forth in Condition 13(D)) are satisfied (hereinafter, “covenant defeasance”), and the Notes shall thereafter be deemed not to be “Outstanding” for the purposes of any request, demand, authorization, direction, declaration, notice, consent, waiver or Act of Noteholders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed “Outstanding” for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Outstanding Notes, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Condition 11(A)(4), but, except as specified above, the remainder of these and the Notes shall be unaffected thereby.

(D)	Conditions to Legal Defeasance or Covenant Defeasance

The following shall be the conditions to application of either Condition 13(B) or Condition 13 (C) to the Outstanding Notes:

(1) The Company shall irrevocably have deposited or caused to be deposited with a paying agent as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Notes, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the paying agent, to pay and discharge, and which shall be applied by the paying agent to pay and discharge, the principal of and interest on the Outstanding Notes on the Stated Maturity (or Redemption Date, if applicable) of such principal or installment of interest; provided that the paying agent shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to said payments with respect to the Notes; and provided further that, upon the effectiveness of this Condition 13(D), the money or U.S. Government Obligations deposited shall not be subject to the rights of the Noteholders pursuant to the provisions of this Condition. Before or after such a deposit, the Company may give to the paying agent a notice of its election to redeem all of the Outstanding Notes at a future date in accordance with Condition 7, which notice shall be irrevocable. Such irrevocable redemption notice, if given, shall be given effect in applying the foregoing.

(2) No Default or Event of Default with respect to the Notes shall have occurred and be continuing on the date of such deposit or, insofar as paragraphs (6) and (7) of Condition 11(A) hereof are concerned,

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at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

(3) No event or condition shall exist that pursuant to the provisions of Condition 13(B) or 13(C) would prevent the Company from making payments of the principal of or interest on the Notes on the date of such deposit or at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

(4) Such legal defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under any material agreement or material instrument to which the Company is a party or by which it is bound.

(5) In the case of an election under Condition 13(B), the Company shall have delivered to the paying agent an Opinion of Counsel stating that the Holders of the Outstanding Notes will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

(f) The Company shall have delivered to the paying agent an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the legal defeasance under Condition 13(B) or the covenant defeasance under Condition 13(C) (as the case may be) have been complied with.

(E)	Deposited Money and U.S. Government Obligations to Be Held in Trust; Other Miscellaneous Provisions

Subject to the provisions of the disposition of unclaimed moneys contained herein, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the paying agent pursuant to Condition 13(D) in respect of the Outstanding Notes shall be held in trust and applied by the paying agent, in accordance with the provisions of these Terms and Conditions, to the payment, either directly or through the paying agent (including the Company acting as its own paying agent) to the Holders of the Notes of all sums due and to become due thereon in respect of principal and interest, but such money and U.S. Government Obligations need not be segregated from other funds except to the extent required by law.

(F)	Reinstatement

If the paying agent is unable to apply any money or U.S. Government Obligations in accordance with Condition 13(E) by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company’s obligations under these Terms and Condition shall be revived and reinstated as though no deposit had occurred pursuant to Condition 13(B) or 13(C), as the case may be, until such time as the paying agent is permitted to apply all such money or U.S. Government Obligations in accordance with Condition 13(E); provided, however, that no action taken in good faith by the Company after a deposit of money or U.S. Government Obligations or both pursuant to Condition 13(E) and prior to the revival and reinstatement of obligations under these Terms and Conditions pursuant to this Condition 13(F) shall constitute the basis for the assertion of an Event of Default pursuant to Condition 11; and provided, further, that if the Company makes any payment of principal of or interest on any Note following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money or U.S. Government Obligations held the Paying Agent.

14.	Replacement of Notes

As provided in Conditions 1(H), should any Note be lost, stolen, mutilated, defaced or destroyed, it may be replaced at the specified office of the paying agent or Company upon payment by the claimant of the expenses incurred in connection with the replacement and on such terms as to evidence indemnity and security as the

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Company and paying agent may reasonably require. Mutilated or defaced Notes must be surrendered before replacements will be issued.

15.	Notices

(A) Notices to all the Noteholders will be valid if posted by ordinary mail to the address of the Noteholder on the Note Register (unless another form of notice is permitted by these Terms and Conditions) with a written copy provided to RP&C International Limited. Any notice shall be deemed to have been given on the date which is 5 Business Days after the date of posting. If posting of notice as provided above is not practicable, notice will be given in such other manner, and shall be deemed to have been given on such date, as the Company may reasonably approve.

(B) Any request, demand, authorization, direction, declaration, notice, consent, waiver, Extraordinary Resolution or Act of Noteholders or other document provided or pertained by these Terms and Conditions (herein collectively called “Notice”) to be made upon, given or furnished to, or filed with the Company by any Noteholder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing to or with the Company addressed to it at the address of its principal office which shall initially be: Harken Energy Corporation, 580 WestLake Park Boulevard, Suite 600, Houston, Texas 77079, Attention: Mikel D. Faulkner, President and Chief Executive Officer Tel. (281) 504-4000, Fax, (281) 504-4100; with a copy to Elmer Johnston, General Counsel: Tel. (281) 504-4040, Fax. (281) 504-4110.

16.	Acts of Noteholders, Meetings of Noteholders

(A) Any Extraordinary Resolution, request, demand, authorization, direction, declaration, notice, consent, waiver or other action provided by these Terms and Conditions to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of these Terms and Conditions and conclusive in favor of the Company, if made in the manner provided in this Condition

(B) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to such witness, notary public or other such officer the execution thereof. Where such execution is by a signer acting in a capacity other than such signer’s individual capacity, such certificate or affidavit shall also constitute sufficient proof of authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Company deems sufficient.

(C) Any Extraordinary Resolution, request, demand, authorization, direction, notice, consent, waiver or other Act of the Holders of any Note shall bind every future Holder of the same Note and the Holder of every Note issued upon conversion or redemption thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done the Company or any paying or conversion agent in reliance thereon, whether or not notation of such action is made upon such Note.

(D) The Noteholders may convene a meeting at any time and from time to time to consider any matter affecting the Holders of the Notes, including the modification of the Terms and Conditions and to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this these Terms and Conditions to be made, given or taken by Holders of the Notes.

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(E) Notice of every meeting of the Holders of the Notes, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given in the manner provided in Condition 15, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

(F) To be entitled to vote at any meeting of Holders of the Notes, a Person shall be (i) a Holder of one or more Outstanding Notes, or (ii) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Notes by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Noteholders shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Company, and their respective counsel.

(G) The quorum at any meeting for passing any Extraordinary Resolution will be one or more Persons present holding or representing 50% or more in principal amount of the Outstanding Notes as of the date of the meeting, or at any adjourned such meeting one or more Persons present whatever the principal amount of the Notes held or represented by such Person and the vote required for passing an Extraordinary Resolution at such meeting will be not less than a majority of the principal amount of the Outstanding Notes and represented at such meeting or adjournment thereof; provided, that at any meeting, the business of which includes the modification of the provisions of the Terms and Conditions and the provisions of these Terms and Conditions, the necessary quorum and vote required for passing an Extraordinary Resolution will be one or more Persons present holding or representing not less than a majority, or at any adjourned such meeting not less than one-third, of the principal amount of the Outstanding Notes. An Extraordinary Resolution passed at any meeting of the Holders of the Notes will be binding on all Holders of the Notes, whether or not such Noteholders are present at the meeting.

17.	Amendments to Terms and Conditions

(A)	Amendments with Consent of Noteholders

With the consent of the Holders of a majority in principal amount of the Notes Outstanding, the Company, when authorized by a Board Resolution, may amend these Terms and Conditions for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions hereof or of modifying in any manner the rights of the Noteholders hereunder; provided, however, that no such amendment shall, without the consent of the Holder of each Outstanding Note affected thereby:

(1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Note, or reduce the Principal Amount thereof or the rate of interest thereon, or change the coin or currency in which any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

(2) reduce the percentage in principal amount of the Outstanding Notes, the consent of whose Holders is required for any amendment of these terms and conditions, or the consent of whose Holders is required for any waiver of compliance with certain provisions of these Terms and Conditions or certain defaults hereunder and their consequences provided for herein, or

(3) modify any of the provisions of Condition 11(K), except to increase any such percentage or to provide that certain other provisions of these Terms and Conditions be modified or waived without the consent of the Holder of each Outstanding Note affected thereby,

(4) modify any of the provisions of these Terms and Conditions relating to the subordination of the Notes in a manner adverse to the Holders thereof, or

(5) modify any of the provisions of these Terms and Conditions relating to Conversion Rights or redemption rights.

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It shall not be necessary for any Act of Noteholders under this Condition to approve the particular form of any proposed amendment to the Terms and Conditions, but it shall be sufficient if such Act shall approve the substance thereof.

(B)	Effect of Amendments

Upon the entering into of an amendment of these Terms and Conditions pursuant to the terms hereof, these Terms and Conditions shall be modified in accordance therewith, and amendment shall form a part of these Terms and Conditions for all purposes; and every Holder of Notes theretofore or thereafter delivered hereunder shall be bound thereby.

18.	Governing Law

The Notes, including these Terms and Conditions, are governed by, and will be construed in accordance with, the laws of the State of New York.

19.	Definitions of Certain Terms

“Act,” when used with respect to any Noteholder, has the meaning specified in Condition 16.

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Authorized Denomination” means U.S. $1,000.

“Board of Directors” means either the board of directors of the Company or any duly authorized committee of that board.

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is a day on which banking institutions in the City of New York, New York, and London, England are not authorized or obliged by law, regulation or executive order to close.

“Capitalized Lease Obligation” means the amount of the liability under any capital lease that, in accordance with GAAP, is required to be capitalized and reflected as a liability on the balance sheet of the relevant Person.

“Commission” means the Securities and Exchange Commission, as from time to time constituted or, if at any time after the Issue Date such Commission is not existing, then the body performing similar duties at such time.

“Common Stock” means, with respect to any Person, any and all shares, interests, participation and other equivalents (however designated, whether voting or non-voting) of such Person’s common stock, whether now outstanding or issued after the Issue Date, and includes, without limitation, all series and classes of such common stock.

“Company” means Harken Energy Corporation, until a successor Person shall have become such pursuant to the applicable provisions of these Terms and Conditions, and thereafter “Company” shall mean such successor Person.

“Conversion Agent” or “conversion agent” means any Person (including the Company acting as conversion agent) authorized by the Company to effect conversions of the Note on behalf of the Company. The initial conversion agent is the Bank of New York.

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“Conversion Date” means the Business Day during the Conversion Period on which the Conversion Right is exercised by delivery to the Conversion Agent of the Note surrendered for conversion and the completed notice of a Noteholder’s intention to exercise its Conversion Right (as set forth in Exhibit A hereto) with respect to any Note.

“Conversion Period” means, with respect to any Note, the period which begins on 1 January 2004, and ends upon the earliest to occur of (A) the second Business Day prior to the later of December 14, 2006, or the date on which all principal and interest on the Notes is repaid in full, (B) if the Principal Amount of any Notes shall have been called for redemption or part of such Principal Amount shall be redeemed pursuant to Condition 7 of these Terms and Conditions, the close of the second Business Day prior to the Redemption Date, or (C) the effective date of a Mandatory Conversion.

“Conversion Price” means, in respect of a Conversion Right, initially U.S. $1.25.

“Conversion Right” means the right of a Holder of any Note to convert such Note into Conversion Shares.

“Conversion Shares” means the Shares into which the Notes are convertible.

“Corporation” includes corporations, limited liability companies, limited and general partnerships, associations, joint-stock companies and business trusts.

“Default Rate” means, with respect to the Notes, seven and one quarter percent (7.25%) per annum.

“Effective Date” means the first Business Day following the date upon which the Commission declares to be effective a registration statement filed by the Company pursuant to the Securities Act relating to the Conversion Shares.

“Extraordinary Resolution” means a resolution passed at a meeting of the Noteholders duly convened and held in these Terms and Conditions.

“Federal Bankruptcy Code” means the Bankruptcy Act or Title 11 of the United States Code, as amended from time to time.

“Freely Tradable” means, with respect to the Notes and the Conversion Shares and redemption Shares, that under the Securities Act the holders thereof may then offer and sell any amount of such outstanding securities to the public in the United States without restrictions in transactions that are not brokers’ transactions (as defined in the Securities Act) either (i) pursuant to an effective registration statement then in effect or (ii) pursuant to Rule 144(k). For purposes of determining whether such securities are Freely Tradable, it shall be assumed that no person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company has ever held such securities from and after their issuance. Any requirement to amend a registration statement then in effect to register an ownership change of the Notes shall not affect the Freely Tradable status of the corresponding conversion or redemption shares with regard to the conversion or redemption qualifications under the Notes provided that the Company uses reasonable efforts to amend the registration statement as soon as it is notified of any change in ownership of the Notes.

“Generally Accepted Accounting Principles” or “GAAP” means generally accepted accounting principles in the United States, as applied from time to time by the Company and its Subsidiaries in the preparation of its financial statements.

“Guaranty” means all obligations of any Person (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any Indebtedness, dividend or other obligation, of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including without limitation all obligations incurred through an agreement, contingent or otherwise, by such Person: (i) to purchase such Indebtedness or obligation or any Property or assets constituting

29

security therefor, or (ii) to advance or supply funds (1) for the purchase or payment of such Indebtedness or obligation, or (2) to enable the recipient of such funds to maintain certain financial conditions (e.g. agreed amount of working capital) under loan or similar documents, or (iii) to lease Property or to purchase securities or other Property or services primarily for the purpose of assuring the owner of such Indebtedness or obligation of the ability of the primary obligor to make payment of the Indebtedness or obligation, or (iv) otherwise to assure the owner of the Indebtedness or obligation of the primary obligor against loss in respect thereof. For the purposes of all computations made under these Terms and Conditions, a Guaranty in respect of any Indebtedness shall be deemed to be Indebtedness equal to the principal amount and accrued interest of such Indebtedness which has been guaranteed, and a Guaranty in respect of any other obligation or liability or any dividend shall be deemed to be Indebtedness equal to the maximum aggregate amount of such obligation, liability or dividend.

“Holder or Noteholder” means a Person in whose name a Note is registered in the Note Register.

“Indebtedness” of any Person means and includes all present and future obligations of such Person, which shall include all obligations (i) which in accordance with generally accepted accounting principles in the United States shall be classified upon a balance sheet of such Person as liabilities of such Person, (ii) for borrowed money, (iii) which have been incurred in connection with the acquisition of Property (including, without limitation, all obligations of such Person evidenced by any debenture, bond, note, commercial paper or other similar security, but excluding, in any case, obligations arising from the endorsement in the ordinary course of business of negotiable instruments for deposit or collection), (iv) secured by any Lien existing on Property owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations, (v) created or arising under any conditional sale or other title retention agreement with respect to Property acquired by such Person, notwithstanding the fact that the rights and remedies of the seller, lender or lessor under such agreement in the event of default are limited to repossession or sale of such Property, (vi) which are Capitalized Lease Obligations, (vii) for all Guaranties, whether or not reflected in the balance sheet of such Person and (viii) which are all reimbursement and other payment obligations (whether contingent, matured or otherwise) of such Person in respect of any acceptance or documentary credit. Notwithstanding the foregoing, Indebtedness shall not include (i) Indebtedness incidental to the operation of the business of the Person in the ordinary course and in the aggregate not material to the business and operations of the Person, (ii) Indebtedness for which the Company or any of its Subsidiaries are the sole obligors and obligees, and (iii) Indebtedness represented by purchase, rental or lease obligations not to exceed $1,000,000 in any period of 12 months for any Person and its Subsidiaries.

“Issue Date” means the date of the initial issuance of the Note.

“Lien” means any mortgage, charge, pledge, lien, security interest or encumbrance of any kind whatsoever, including any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and including but not limited to the security interest lien arising from a mortgage, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term “Lien” shall include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property. For the purposes of these Terms and Conditions, the Company or its Subsidiary shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement, financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

“Majority Holders” means the Holders of a majority of the principal amount of Notes Outstanding.

“Mandatory Conversion” means conversion of the Notes at the option of the Company pursuant to Condition 6D.

“Market Price” means the daily closing sale price of the Shares for a Stock Exchange Business Day on a Stock Exchange. If the Common Stock is not quoted on any Stock Exchange, then the Market Price shall be for any

30

particular day shall be calculated promptly at the Company’s expense by a reputable investment bank selected by the Company.

“Maturity,” when used with respect to any Note, means the date on which the final installment of the Principal Amount of such Note becomes due and payable as therein or herein provided, whether at the Stated Maturity or the Redemption Date and whether by declaration of acceleration, call for redemption or otherwise.

“Note Register” means the register maintained by the Company for the registration and transfer of the Note.

“Note Registrar” means the registrar appointed by the Company from time to time to act as Note registrar.

“Outstanding,” when used with respect to Notes, means, as of the date of determination, all Notes theretofore issued, except: (1) Notes heretofore cancelled by the paying and conversion agent or delivered to the paying agent or Company for cancellation; (2) Notes, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited any paying agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own paying agent) for the Holders of such Notes; provided that, if such Notes are to be redeemed, notice of such redemption has been duly given or provision therefor satisfactory to the paying agent (if appointed) has been made; (3) Notes, except to the extent provided in Conditions 13 (B) and 13(C), with respect to which the Company has effected defeasance and/or covenant defeasance as provided in Condition 13; and (4) Notes which have been paid pursuant to or in exchange for or in lieu of which other Notes have been issued, however, that in determining whether the Holders of the requisite principal amount of Outstanding Notes have taken any Act or given or made any Extraordinary Resolution, Notes owned by the Company or any other obligor upon the Notes or any Affiliate of the Company (other than Persons whose Affiliate relationship arises solely from ownership of Conversion Shares) or such other obligor shall be disregarded and deemed not to be Outstanding.

“Paying Agent” or “paying agent” means any Person (including the Company acting as paying agent) authorized by the Company to pay the principal of or interest on any Notes on behalf of the Company.

“Payment Date” means the Stated Maturity of an installment of interest or Principal Amount on the Notes.

“Person” means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Preferred Stock” means, with respect to any Person, any and all shares, interests, participation or other equivalents (however designated) of such Person’s preferred or preference stock whether now outstanding or issued on or after the Issue Date, and includes, without limitation, all classes and series of preferred or preference stock.

“Presentation Date” means the date on which a Note is presented by a Noteholder for final payment of principal or if such date is not a Business Day in London and New York, the next date which is a Business Day in each of the foregoing cities.

“Principal Amount” means the principal amount of the Note outstanding from time to time.

“Property” or “Properties” means any kind of property or asset, whether real, personal or mixed, or tangible or intangible, and any interest therein.

“Record Date” means the 15th day preceding each Payment Date whether or not a Business Day.

“Redemption Date,” when used with respect to the Principal Amount of any Note or part thereof to be redeemed means the date fixed for such redemption by or pursuant to these Terms and Conditions.

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“Redemption Price,” when used with respect to the Principal Amount of any Note or part thereof to be redeemed, means the price at which it is to be redeemed pursuant to the terms hereof, plus accrued and unpaid interest to, but excluding, the Redemption Date, if applicable expressed in a number of Conversion Shares into which such Note shall be converted in the event the Notes are to be redeemed for Shares and, in the event of any other redemption, a cash amount.

“Relevant Date” means the date on which the payment first becomes due; provided, that if the full amount of the money payable has not been received by the Paying Agent on or before the due date, it shall mean the date on which, the full amount of the money having been so received, notice to that effect shall have been duly given to the Noteholders by the Company in accordance with Condition 15.

“Rule 144A” means Rule 144A, as amended, promulgated by the Commission pursuant to the Securities Act.

“Rule 144” means Rule 144, as amended, promulgated by the Commission pursuant to the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated from time to time by the Commission pursuant thereto.

“Shares” means the common stock, par value U.S. $0.01, of the Company (and all other (if any) shares or stock resulting from any sub-division, consolidation or reclassification of such shares).

“Stated Maturity,” when used with respect to any Indebtedness or any installment of principal thereof or interest thereon, means the date specified in such Indebtedness as the fixed date on which the principal of such Indebtedness or such installment of principal or interest is due and payable.

“Stock Exchange” means any United States national or regional stock exchange or quotation service such as NASDAQ National Market System or any similar quotation service maintained by the National Quotation Bureau or any successor thereto.

“Stock Exchange Business Day” means any day (other than a Saturday or Sunday) on which the a Stock Exchange is open for business.

“Subordinated Obligation” means any Indebtedness of the Company outstanding on such date which is contractually subordinate or junior in right of payment to the Notes.

“Subsidiary” of any Person means any Corporation of which at least a majority of the shares of stock having by the terms thereof ordinary voting power to elect a majority of the Board of Directors of such Corporation (irrespective of whether or not at the time stock of any other class or classes of such Corporation shall have or might have voting power by reason of the happening of any contingency) is directly or indirectly owned or controlled by the Person.

“U.S. Government Obligations” means securities that are (x) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act), as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

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SCHEDULE A

Principal Amount of this Note

The aggregate principal amount of this Note is as shown by the latest entry made by or on behalf of the Paying Agent in the fourth column below. Reductions in the outstanding principal amount of this Note following redemption, conversion into shares of Common Stock, or the purchase and cancellation of Notes are entered in the second and third columns below.

Date	Reasons for change in The outstanding Principal Amount of Note	Amount of Such change	Outstanding Principal Amount of this Note following such Change	Notation made by or on Behalf of the Company (other than In respect of the initial Principal Amount
• , 2003	Not applicable	Not applicable		Not applicable

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SCHEDULE B

Interest Payments in respect of this Note

The following payments of interest in respect of this Note have been made:

Date made	Amounts of interest Due and payable	Amount of interest paid	Notation made by and on behalf of the Company

34

SCHEDULE C

Form of Transfer

FOR VALUE RECEIVED, [         ] being the registered holder of this Note hereby transfers to [             ] of [             ] U.S. $[         ] in principal amount of the U.S.$5,000,000 (the “Note”) of HARKEN ENERGY CORPORATION (the “Issuer”) and irrevocably requests and authorizes the Issuer or the Note Registrar in its capacity as registrar in relation to the Note to effect the relevant transfer by means of appropriate entries in the register kept by it.

Dated:

By:

(duly authorized)

In connection with any transfer of this Note, the undersigned confirms that documents are being furnished to the registrar which comply with the conditions set forth in this Note.

The registrar shall not be obligated to register this Note in the name of any Person other than the Holder hereof unless and until the conditions to any such registration or transfer set forth here in have been satisfied.

Note

The name of the Person by or on whose behalf this form of transfer is signed must correspond with the name of the registered holder as it appears on the face of this Note.

(1)	A representative of such registered holder should state the capacity in which he signed, e.g. executor.

(2)	The signature of the Person effecting a transfer shall conform to any list of duly authorized specimen signatures supplied by the registered holder or be certified by a recognized bank, notary public or in such other manner as the registrar may require.

(3)	Any transfer of the Note shall be in an amount equal to U.S.$1,000 or any integral multiple of U.S.$1,000 in excess thereof.

35

EXHIBIT A

HOLDER’S CONVERSION NOTICE

To:	[Conversion Agent] [Company]

The undersigned Holder of the 4.25% Senior Convertible Notes Due 2006 (the “Notes”) in the aggregate principal amount of U.S. $                 tendered herewith hereby irrevocably exercises the option to convert such Note(s) into shares of Common Stock in accordance with the Terms and Conditions of the Notes relating to the issuance by Harken Energy Corporation of an aggregate of U.S. $5,000,000 of the Notes and directs that the Conversion Shares issuable and deliverable upon such conversion be issued and delivered to the undersigned in the name and at the address set forth below.

If the Conversion Shares are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith a certificate in proper form certifying that the applicable restrictions on transfer have been complied with.

All terms used and not otherwise defined herein have the respective meanings set forth in the Terms and Conditions.

DATE:

Name of Holder

Signature(s) of Holder

Address for Delivery

of Share Certificates

Name for Registration

of Share Certificates (if

Different than Holder):

A-1

EXHIBIT B

COMPANY’S CONVERSION NOTICE

To:	Conversion Agent/Noteholder

Harken Energy Corporation (the “Company”) hereby irrevocably exercises the option to convert all of the 4.25% Senior Convertible Notes Due 2006 (the “Notes”) of the Company that have not been previously converted and are Outstanding at the date of this notice into shares of its Common Stock, in accordance with the Terms and Conditions, pursuant to which the Company has issued an aggregate of U.S. $5,000,000 of the Notes, and confirms that the Conversion Shares issuable and deliverable upon conversion shall be issued and delivered to the Noteholders in accordance with the instructions for registration and delivery of the Conversion Shares to each Holder, to be provided by each Holder to the Conversion Agent or the Company.

The Company is entitled to exercise its option to convert because (i) ninety (90) days has elapsed from the Effective Date, (ii) the average of the Market Price of the Common Stock over the Stock Exchange Business Days during the thirty (30) consecutive calendar day period beginning on                      and ending on                      (being a date after the Effective Date) equaled or exceeded 125% of the Conversion Price, and (iii) the Conversion Shares were Freely Tradeable on the date such threshold was met and for the 30 calendar day period after such date.

All terms used and not otherwise defined herein shall have the respective meanings set forth in the Terms and Conditions.

DATE: ______________________	HARKEN ENERGY CORPORATION

By:

Name:

Title:

B-1

EXHIBIT C

COMPANY’S NOTICE OF REDEMPTION FOR SHARES

To:	[Paying and Conversion Agent] [Noteholder]

Harken Energy Corporation (the “Company”) hereby irrevocably exercises the option to convert              United States dollars (U.S. $                    ) principal amount of the 4.25% Senior Convertible Notes Due 2006 (the “Notes”) of the Company that have not been previously converted and are Outstanding at the date of this notice into shares of its Common Stock, in accordance with the Terms and Conditions, pursuant to which the Company has issued an aggregate of U.S. $5,000,000 of the Notes, and confirms that the Conversion Shares issuable and deliverable upon conversion shall be issued and delivered to the Noteholders in accordance with the instructions for registration and delivery of the Conversion Shares to each Holder, to be provided by each Holder to the Conversion Agent/Company.

Each Principal Amount of Note so redeemed will be redeemed for the number of Shares of Common Stock equal to 110% of the face value of the Principal Amount of Note to be redeemed plus interest accrued and unpaid thereon divided by US $                , which represents the average of the Market Price of the Common Stock over the 30 Stock Exchange Days day period immediately preceding the date of notice of such redemption.

All terms used and not otherwise defined herein shall have the respective meanings set forth in the Terms and Conditions.

DATE: ______________________	HARKEN ENERGY CORPORATION

By:

Name:

Title:

C-1

NEITHER THIS NOTE NOR THE SHARES OF COMMON STOCK ISSUABLE ON CONVERSION OF THIS NOTE (THE “SHARES”) HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS NOTE AND THE SHARES MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED OR DISPOSED OF UNLESS THE NOTE OR THE SHARES AS THE CASE MAY BE, HAS BEEN REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS OR EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS ARE AVAILABLE.

IF THE HOLDER OF THIS NOTE WAS AN AFFILIATE OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF ANY SUCH TRANSFER, THE FOREGOING CONDITIONS MUST BE COMPLIED WITH REGARDLESS OF WHEN SUCH TRANSFER IS MADE.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE U.S. INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED.

THIS OBLIGATION IS NOT A DEPOSIT AND IS NOT INSURED BY ANY AGENCY OF THE UNITED STATES GOVERNMENT.

HARKEN ENERGY CORPORATION

4.25% SENIOR CONVERTIBLE NOTES DUE 2006

NOTE

Harken Energy Corporation, a Delaware corporation (hereinafter, the “Company,” which term includes any successor to the Company), for value received, hereby promises to pay to Round Enterprises Limited, upon presentation and surrender of this Note (the “Note”) the aggregate principal sum of FOUR MILLION DOLLARS (U.S. $4,000,000) (the “Principal Amount”) in six equal installments on 14 June and 14 December of each year commencing 14 June 2004 (“Payment Date”), and to pay interest on any outstanding Principal Amount on each Payment Date (before any redemption which occurs on such date) in cash from and including 15 December, 2003, semi-annually in arrears on each Payment Date in each year, commencing 14 June, 2004, at the rate of 4.25% per annum, calculated on the basis of a 360-day year consisting of twelve 30-day months, until the principal hereof is paid or payment thereof is duly provided for; provided, however, that the Principal Amount payable upon presentation and surrender may be reduced from time to time in connection with conversions, redemptions, purchases, cancellations and similar events described in the Terms and Conditions hereof, and such reductions shall be duly noted on Schedule A hereto (which is incorporated herein by this reference as if set out in full); and provided further that interest accruing after the date of a reduction in Principal Amount shall be calculated with reference to the new Principal Amount.

Payments of interest on this Note shall be paid by the Company on each Payment Date, commencing 14 June, 2004, to a bank account nominated in writing by the registered holder of such Note as shown in the Note Register at the close of business on the applicable Record Date.

Upon failure of the Company to make any payment of interest or principal on the date when due and payable, the outstanding principal balance of the Notes and, to the extent permitted by law, interest thereon will bear interest at the Default Rate beginning on the date such payment was due until the default is cured.

Notwithstanding any other provision of the Note to the contrary, in no event shall the interest contracted for, charged or received in connection with the Note (including any other costs or considerations that constitute interest under applicable law which are contracted for, charged or received pursuant to the Notes) exceed the maximum rate of nonusurious interest allowed under applicable law as presently in effect and to the extent an increase is allowable by such laws, but in no event shall any amount ever be paid or payable greater than the amount contracted for in the Note, and all amounts paid by the Company which constitute usurious interest under the applicable law shall be applied in the manner described herein.

To the extent permitted by law, interest contracted for, charged or received on the Note shall be allocated over the entire term of this Note, to the end that interest paid on the Note does not exceed the maximum amount permitted to be paid thereon by law.

The principal on this Note shall be paid to a bank account nominated in writing by the registered holder of this Note as shown on the Note Register at the close of business on the applicable Record Date.

This Note has been issued pursuant to resolutions adopted by the Board of Directors of the Company by unanimous written consent effective 1 December, 2003.

This Note and the Terms and Conditions shall be governed by and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed in its corporate name by the manual or facsimile signatures of the undersigned duly authorized officers of the Company.

Dated as of 15 December, 2003.

HARKEN ENERGY CORPORATION

By:

Mikel Faulkner Chief Executive Officer

[Corporate Seal]

ATTEST:

By:

Elmer Johnston General Counsel

TERMS AND CONDITIONS OF THE NOTE

The U.S. $5,000,000 of 4.25% Senior Convertible Note Due 2006 (the “Note” or “Notes”) of Harken Energy Corporation, a Delaware corporation (the “Company”) is constituted by, and authorized to be issued pursuant to these Terms and Conditions and resolutions of the Board of Directors of the Company by unanimous written consent effective on 1 December 2003.

Certain terms not otherwise defined in the text hereof are defined in Condition 19 herein.

1.	Form, Denominations, and Title, and Certain Administrative Provisions

(A) The Note is issued in registered certified form in denominations of U.S. $1,000 or multiples thereof (the “Authorized Denomination”) and with such numerical and other identification designation as the Company shall deem desirable.

(B) Title to the Note will pass by form of transfer as set out in Schedule C and reregistration of new ownership in the Note Register. The Company may (to the fullest extent permitted by applicable laws) deem and treat the registered Holder of the Note as the absolute owner thereof for all purposes (whether or not the Note shall be overdue and notwithstanding any notice to the contrary).

(C) The Note shall be executed on behalf of the Company by its Chief Executive Officer under its corporate seal or a facsimile of such seal reproduced thereon and attested by its General Counsel. The signature of any of these persons on the Note may be manual or facsimile signatures of the present or any future such authorized officer and may be imprinted or otherwise reproduced on the Note.

The Note bearing the manual or facsimile signatures of individuals who were at any time the proper officers or employees of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the delivery of the Note or did not hold such offices at the date of the Note.

Upon surrender for transfer or exchange of the Note to the Company, if it will serve as Note Registrar, or to the office of the Note Registrar designated by the Company for that purpose, the Company shall execute and deliver in the name of the transferee or transferees a new Note or Notes of the same series and interest rate and in Authorised Denominations, and for the aggregate principal amount the owner is entitled to receive. No transfer of the Note shall be binding upon the Company, unless made at such office and shown on the Note Register.

In case the Company, pursuant to Conditions 3(B) and 3(C), shall be consolidated or merged with or into any other Person or shall convey, transfer, lease or otherwise dispose of its Properties and assets substantially as an entirety to any Person, and the successor Person resulting from such consolidation, or surviving such merger, or into which the Company shall have been merged, or the Person which shall have received a conveyance, transfer, lease or other disposition as aforesaid, shall have entered into an amendment hereto, the Note may, from time to time, at the request of the successor Person, be exchanged for another Note executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Note surrendered for such exchange and of like principal amount.

(D) Except as otherwise provided herein, no service charge shall be made for any exchange, conversion or redemption of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange of Notes.

(E) (1) The Holder of this Note may grant proxies and otherwise authorize any person to take any action which a Noteholder is entitled to take under these Terms and Conditions.

(2) Nothing contained herein shall be deemed to authorize any transfers of this Note otherwise than in accordance with the Securities Act. Unless otherwise required by applicable law, the Company shall not recognize or give effect to any attempt to transfer or convert any Note or any interest therein in violation of the Securities Act.

(F) The Noteholder by acceptance of the Note hereby covenants and agrees that neither the Note nor the Conversion Shares will be offered, sold, transferred, pledged, converted or otherwise disposed of unless the Note and/ or the Conversion Shares have been registered under the Securities Act or any applicable state securities or blue sky laws or exemptions from the registration requirements of such laws are available.

(G) If (i) any mutilated Note is surrendered to the Company or the Note Registrar, or (ii) the Company or the Note Registrar, as the case may be, receives evidence to its satisfaction of the destruction, loss or theft of any Note, and there is delivered to the Company and the Note Registrar such security and/or indemnity as may be required by them to save them harmless, then, in the absence of notice to the Company or the Note Registrar that such Note has been acquired by a bona fide purchaser, the Company shall execute and deliver, in exchange for any such mutilated Note or in lieu of any such destroyed, lost or stolen Note, a new Note of like tenor and principal amount, bearing a number not contemporaneously Outstanding.

In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Note, pay such Note, as the case may be.

Upon the issuance of any new Note under this Condition, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith.

Every new Note issued pursuant to this Condition in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all benefits hereunder equally and proportionately with any and all other Notes duly issued hereunder.

The provisions of this Condition are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of a mutilated, destroyed, lost or stolen Note.

(H) The Company shall maintain an office or agency where the Note may be presented for registration of transfer or for exchange (“Registrar”) and an office or agency where Notes may be presented for payment (“Paying Agent” or “paying agent”). The Registrar shall keep a register of the Note and of its transfer and exchange. The Company may appoint one or more co-registrars and one or more additional paying agents. The term “Registrar” includes any co-registrar and the term “Paying Agent” or “paying agent” includes any additional paying agent. The Company may change any paying agent or Registrar without notice to any Holder. The Company shall notify the Noteholder in writing of the name and address of the Registrar or any paying agent, if the Company is not serving as such. The Company or any of its Subsidiaries may act as paying agent or Registrar.

2.	Status

The Note is a direct, unconditional and unsecured obligation of the Company. The Note will rank senior to all Subordinated Obligations of the Company, present and future, but, in the event of bankruptcy or insolvency of the Company, only to the extent permitted by the applicable laws relating to creditors’ rights. The Notes will not be secured by any assets or property of the Company. The Note will rank pari passu with all other present and future unsecured Indebtedness of the Company other than Subordinated Obligations.

3.	Covenants

(A) The Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises of the Company; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer in the best interests of the Company and the conduct of its business, and that the loss thereof is not disadvantageous in any material respect to the Noteholders; and provided, further, that nothing contained in this Condition 3(A) shall prohibit any transaction permitted by Condition 3(B) or Condition 3(C) herein.

(B) The Company will not merge or consolidate with or sell, convey, transfer or lease or otherwise dispose of all, or substantially all of its Properties and assets substantially as an entirety to any Person, unless: (a) either (i) the Company shall be the surviving Person or (ii) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or the Person which acquired by conveyance or transfer, or which leases, the Properties and assets of the Company substantially as an entirety (1) shall be a Person organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia and (2) shall expressly assume, by a written instrument, the Company’s obligation for the due and punctual payment of the principal of and interest on the Note and the performance and observance of every Term and Condition contained herein.

(C) Upon any consolidation of the Company with or merger of the Company with or into any other Person or any conveyance, transfer or lease of the Properties and assets of the Company substantially as an entirety to any person, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under the Terms and Conditions contained herein with the same effect as if such successor Person had been named as the Company herein, and in the event of any such conveyance or transfer, the Company, except in the case of a lease, shall be discharged of all obligations and covenants under the Note and may be dissolved and liquidated.

(D) The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments and governmental charges levied or imposed upon the Company or upon the income, profits or Property of the Company and (b) all lawful claims for labour, materials and supplies which, if unpaid, might by law become a Lien upon the Property of the Company; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

(E) The Company will not amend its Certificate of Incorporation or Bylaws except as required by law, except in respect to such amendments that the Board of Directors reasonably determines do not materially adversely affect the rights of the Noteholder, or except to the extent that such amendment would not have a material adverse effect on (a) the ability of the Company to perform its obligations under the Note or (b) the rights of the Noteholder, except that neither (i) increases in the number of Shares and issuance thereof with related securities, nor (ii) designations of Preferred Stock of the Company, modifications of the terms of such designations and issuance thereof with related securities, nor (iii) modification or expansion of the indemnity provisions provided by the Company to its directors and officers, nor (iv) change of the Company’s registered agent shall be deemed an amendment hereunder.

(F) To the extent permitted by law, the Company will provide to the Noteholder such statements, certificates or other documentation concerning the organization or operations of the Company as may be reasonably necessary to establish any exceptions or exemptions from United States federal income tax withholding and reporting requirements.

(G) The Company shall file a registration statement on Form S-1 (or such other form as the Company may determine is appropriate or required under the rules of the Commission), within sixty (60) days following the Issue Date, or such earlier date as the Company may determine at its sole discretion, in respect of all Shares that may be issuable at any time upon the conversion and/or redemption of the Note. The Company shall use its best efforts to cause the Commission to declare such registration statement (and any necessary amendments thereto) effective. The Company shall also use its best efforts to maintain the effectiveness of such registration statement, and to refile such a registration statement from time to time in the event its effectiveness lapses, until all such Shares that either are issued or that may be issued are Freely Tradable in the United States.

While any Conversion Right remains exercisable, the Company will use its best efforts to list and maintain a listing of all Shares issued upon conversion or redemption of the Note on a Stock Exchange. In the event a Stock Exchange requires stockholder approval in order to complete the listing of the Shares to be so issued upon conversion or redemption of the Note, then the Company will use its best efforts to obtain such stockholder approval at the earliest possible stockholder meeting. In this event, the conversion or redemption in Shares will occur only if and when stockholder approval has been obtained. If the Company is unable to obtain or maintain such listing of Shares, it will forthwith give not less than 30 calendar days notice to the Noteholder of the listing, de-listing or quotation or lack of quotation of the Shares (as a class) by any such Stock Exchange.

(H) If the Company shall at any time act as its own paying agent, it will, on or before each due date of the principal of or interest on any of the Notes, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided.

(I) The Company will maintain a negative pledge covering assets of the Company not subject to any security interest senior in right of payment to the Notes with an asset coverage ratio of (a) the fair market value of the assets covered by the negative pledge to (b) the aggregate Principal Amount of all Notes then outstanding, equal to or greater than 1.5:1.0.

4.	Interest

The Note bears interest from (and including) 15 December, 2003 (the “Issue Date”), at the rate of four and one quarter percent (4.25%) per annum of the Principal Amount outstanding on the relevant Payment Date, including any Principal Amount to be redeemed on such Payment Date, payable semi-annually in arrears on December 14 and June 14 in each year (each a “Payment Date”), the first such payment to be made on June 14, 2004, in respect of the period from (and including) the Issue Date to (and including) June 14 2004.

The Principal Amount of the Note or part thereof will cease to bear interest (i) from its due date for redemption unless the Company shall default in the payment of the Redemption Price, in which event interest shall continue to accrue as provided herein, or (ii) where the Conversion Right shall have been voluntarily exercised by the Noteholder, from the Conversion Date, or (iii) in the case of a Mandatory Conversion, from the Mandatory Conversion Date.

Any money held by the Company in trust for the payment of the principal of or interest on the Note and remaining unclaimed for two years after such principal or interest has become due and payable shall be discharged from such trust; and the Holder of the Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Company with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

Interest is calculated on the basis of a 360 day year consisting of 12 months of 30 days each and, in the case of an incomplete month, the number of days elapsed.

5.	Payments

Payments of principal and interest on the Note shall be paid by the Company or its paying agent on each Payment Date, commencing June 14, 2004, to the Holder of such Note as shown on the Note Register at the close of business on the applicable Record Date. The principal of and interest on the Notes shall be payable in lawful money of the United States of America (a) on each Payment Date, by check mailed on the applicable payment date to the Holder thereof on the Record Date at its address shown on the registration books of the Company kept by the Paying Agent, as Registrar, without the need to present or surrender the Note, and (b) upon its presentation and surrender as it becomes due and payable in full, whether at maturity or by prior redemption, at the principal specified office of the Agent. Notwithstanding the foregoing, at the option of any of the Holders of $100,000 in aggregate principal amount of the Notes, payment of principal and interest on each Note may be transmitted by wire transfer to such Holders’ account on file with the Paying Agent upon the such Holder’s written request delivered to the Paying Agent; provided that that the final payment of principal shall be made upon presentation of the Note at the office of the Paying Agent designated for such purpose.

If the Company defaults in a payment of principal and/or interest on the Notes, it shall pay the defaulted interest and/or principal in any lawful manner to the Persons who are Holders on a subsequent special record date. The Company shall notify the Agent in writing of the amount of defaulted principal and/or interest proposed to be paid on the Notes and the date of the proposed payment. The Company shall fix or cause to be fixed each such special record date and payment date; provided that no such special record date shall be less than ten (10) days prior to the related payment date for such defaulted principal and/or interest. At least 15 days before the special record date, the Company, or the Agent, upon the written request of the Company and in the name and at the expense of the Company, shall mail or cause to be mailed to Holders a notice that states the special record date, the related payment date and the amount of such defaulted principal and/or interest to be paid.

The final payment of principal in respect of the Note and any net proceeds from the sale of Shares payable under Condition 6(D) will only be made, against presentation and surrender of the certificate for the Note at the specified office of the Company or its paying agent. All payments of principal and interest shall be made in U.S. dollars. Each such payment and any payment of the net proceeds of the sale of Shares pursuant to Condition 6(D) will be made at the specified office of the Company or its paying agent, at the option of the Holder, by U.S. dollar cheque mailed to an address, or delivered in accordance with the Holder’s instructions, or by transfer to a U.S. dollar account maintained by the Holder in accordance with the holder’s instructions, subject in all cases to any applicable fiscal or other laws and regulations, but without prejudice to the provisions of Condition 9.

If, at any time, in the opinion of the Company or of the paying agent, payments in U.S. dollars cannot be so made, payments will be made in U.S. dollars in such other manner as may be approved by the Company and the paying agent and notice of the alternative manner of payment will be given to the Noteholder in accordance with Condition 15.

All monies paid by the Company to a paying agent for the payment of principal or interest on any Note which remain unclaimed at the end of two (2) years after the date on which such principal or interest on such Note will have become due and payable will be repaid to the Company and the Holder of such Note will thereafter have only the rights of a creditor of the Company as described in these Terms and Conditions or such rights as may be otherwise provided by applicable law.

A Holder shall be entitled to present a Note for payment only on a Presentation Date and shall not be entitled to any further interest or other payment if a Presentation Date is after the due date.

When making payments to Noteholders, fractions of one cent will be rounded down to the nearest whole cent.

6.	Conversion

(A) Optional Conversion by the Noteholder; Conversion Period and Price

(i) Noteholders have the right, subject as provided herein and to any applicable laws and regulations, to require the Company to convert all or any of the Principal Amount of any Note into Shares at any time during the Conversion Period (“Conversion Right”). The Conversion Period begins on 1 January, 2004 and ends upon the earliest to occur of (A) the second Business Day prior to the later of December 14, 2006, or the date on which all principal and interest on the Note is repaid in full, (B) if such Principal Amount of any Notes shall have been called for redemption or part of such Principal Amount shall be redeemed pursuant to Condition 7, the close of the second Business Day prior to the Redemption Date, or (C) the effective date of a Mandatory Conversion. Upon conversion, the right of the converting Noteholder to repayment of the principal amount of the Note to be converted (and, subject as provided in Condition 6(B)(iv), accrued and unpaid interest thereon) shall be extinguished and released, and in consideration and in exchange therefor the Company shall allot and issue Shares credited as paid up in full as provided in this Condition 6.

The number of Shares to be issued on conversion of a Note, or part thereof, will be determined by dividing the principal amount of the Note to be converted, plus accrued and unpaid interest thereon, by the Conversion Price, (as defined below) in effect on the Conversion Date, with the result being rounded down to the nearest whole number.

(ii) A Conversion Right may only be exercised in respect of the Authorized Denomination or multiples thereof of Principal Amount of Notes. If more than one Note is converted at any one time by the same Holder, the number of Shares to be issued upon such conversion will be calculated on the basis of the aggregate Principal Amount of the Notes to be converted. Fractions of Shares will not be issued on conversion and no cash adjustments will be made in respect thereof.

(iii) Except for conversions pursuant to Condition 7(B)(iii), the price at which Shares will be issued upon the exercise of a Conversion Right (the “Conversion Price”) initially will be U.S. $1.25. The Conversion Price will be subject to adjustment in accordance with the manner provided in Condition 6(C). The Company shall give notice of any adjustment of the Conversion Price in accordance with Condition 15 within ten (10) Business Days with effective date of such adjustment.

(iv) Notwithstanding the provisions of paragraph (i) of this Condition 6(A), if the Company shall default in making payment in full in respect of all or part of the Principal Amount of any Note which shall have been called for redemption or shall fail to issue Shares in respect of any Conversion or redemption, then, from the Relevant Date, interest shall continue to accrue on such Principal Amount and the Conversion Right attaching to such Principal Amount will continue to be exercisable (unless already exercised by the Company pursuant to Condition 6(D)) up to, and including the close of business (at the place where the Note is deposited in connection with the exercise of the Conversion Right) on the date upon which the full amount of the monies payable in respect of such Principal Amount has been duly received by the Holder or, or the date of the issuance of the Conversion Shares or redemption Shares.

(B) Procedure for Conversion

(i) To exercise the Conversion Right attaching to the Principal Amount of any Note, the Holder thereof must complete, execute and deposit at his own expense during normal business hours at the specified office of the Company, a notice of conversion (a “Conversion Notice”) in the form for the time being currently obtainable from the specified office of the Company, together with the relevant Note and any amount to be paid by the Noteholder pursuant to this Condition 6(B)(i). The form of Conversion Notice is attached hereto as Exhibit A.

The Conversion Date must fall at a time when the Conversion Right attaching to the Principal Amount of that Note is expressed in these Conditions to be exercisable and will be deemed to be the date of the surrender of the Note and delivery of such Conversion Notice and, if applicable, any payment to be made or indemnity given under these Conditions in connection with the exercise of such Conversion Right.

A Noteholder delivering a Note for conversion must pay any taxes and capital, stamp, issue and registration duties arising on conversion (other than any taxes or capital, or stamp duties payable in the U.S. or required by any Stock Exchange, by the Company in respect of the allotment and issue of Shares and listing of the Shares on conversion). A Conversion Notice delivered shall be irrevocable.

(ii) As soon as practicable, and in any event not later than fourteen (14) calendar days after the Conversion Date, the Company will in the case of the Principal Amount of Notes converted on exercise of the Conversion Right or a Note being converted in accordance with Condition 6(D) and in respect of which a Conversion Notice has been delivered and the relevant Note and amounts payable by the relevant Noteholder deposited as permitted by sub-paragraph (i) above, cause the person or persons designated for the purpose in the Conversion Notice to be registered as holder(s) of the relevant number of Shares and will make a certificate or certificates for the relevant Shares available for collection at the Company’s principal office in Houston, Texas or at the Company’s transfer agent in New York, New York, or, if so requested in the relevant Conversion Notice, will deliver such certificate or certificates to the person and at the place specified in the Conversion Notice, at the risk of the Noteholder, together with any other securities, property or cash required to be delivered upon conversion and such assignments and other documents (if any) as may be required by law to effect the transfer thereof.

(iii) The person or persons specified for that purpose will be deemed for all purposes to be the Holder of record of the number of Shares issuable upon conversion with effect from the Conversion Date or Mandatory Conversion Date, as the case may be. The Shares issued upon conversion of the Principal Amount of the Notes will in all respects rank pari passu with the issued and outstanding Shares of Common Stock in issue on the relevant Conversion Date or Mandatory Conversion Date, as the case may be, except for any right excluded by mandatory provisions of applicable law. A Holder of Shares issued on conversion of the Principal Amount of the Notes shall not be entitled to any rights for any record date which precedes the relevant Conversion Date or Mandatory Conversion Date, as the case may be.

(iv) If any notice requiring the redemption of any Notes is given pursuant to Condition 7(B) on or after the fifteenth (15th) calendar day prior to the record date in respect of any dividend payable in respect of the Shares and such notice specifies a date for redemption falling on or prior to the next following Interest Payment Date, interest shall (subject as hereinafter provided) accrue on Notes which shall have been delivered for conversion on or after such record date from the preceding Interest Payment Date; provided, that the relevant Noteholder’s entitlement to interest on any Note, in the event that the Shares allotted on conversion thereof shall carry an entitlement to receive such dividend, shall be limited to the amount by which the interest such Noteholder would have received had no conversion taken place exceeds the amount of the dividend received on such Shares. Any such interest shall be paid by the Company not later than fourteen (14) calendar days after the relevant Conversion Date by U.S. dollar cheque drawn on, or by transfer to U.S. dollar account maintained by the payee with, a bank outside the United States in accordance with instructions given by the relevant Noteholder.

(C) Adjustment of Conversion Price

(i) Dividends or Distributions of Common Stock. In case the Company shall pay or make a dividend or other distribution on its Common Stock exclusively in Common Stock or shall pay or make a dividend or other distribution on any other class of capital stock of the Company which dividend or distribution includes Common Stock, the Conversion Price in effect at the opening of business on the day next following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day next following the date fixed for such determination. For the purposes of this Condition 6(C)(i), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company. For the avoidance of doubt, this Condition does not apply to dividends or other distributions in shares of the Common Stock pursuant to the terms of the securities to which such dividend or other distribution may be made.

(ii) Dividends or Distributions of Rights, Warrants or Options to Purchase Common Stock. In case the Company shall pay or make a dividend or other distribution on its Common Stock consisting exclusively of, or shall otherwise issue to all holders of its Common Stock, rights, warrants or options entitling the holders thereof to subscribe for or purchase shares of Common Stock at a price per share less than the Market Price per share (as further defined in certain circumstances as provided in paragraph (vii) of this Condition 6(C)) of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights, warrants or options, the Conversion Price in effect at the opening of business on the day following the date fixed for such determination shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such Market Price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, outstanding at the close of business on the date fixed for such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (ii), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company. The Company shall not issue any rights, warrants or options in respect of shares of Common Stock held in the treasury of the Company.

(iii) Dividends or Distributions in Cash. In case the Company shall, by dividend or otherwise, make a distribution to all holders of its Common Stock exclusively in cash in an aggregate amount that, together with (1) the aggregate amount of any other distributions to all holders of its Common Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution and in respect of which no Conversion Price adjustment pursuant to this 6(C)(iii) has been made and (2) the aggregate of any cash plus the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Company’s Board of Directors), as of the expiration of the tender or exchange offer referred to below, of consideration payable in respect of any tender or exchange offer by the Company or a Subsidiary for all or any portion of the Common Stock concluded within the 12 months preceding the date of payment of such distribution and in respect of which no Conversion Price adjustment pursuant to paragraph (vi) of this Condition 6(C) has been made, exceeds five percent (5%) of the product of the Market Price per share (as further defined in certain circumstances as provided in paragraph (vii) of this Condition 6(C)) of the Common Stock on the date fixed for stockholders entitled to receive such distribution times the number of shares of Common Stock outstanding on such date, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this paragraph (iii) by a fraction of which the numerator shall be the Market Price per share (determined as provided in Condition 6(C)(vii)) of the Common Stock on the date of such effectiveness less the amount of cash so distributed applicable to one share of Common Stock and the denominator shall be such Market Price per share of the Common Stock, such reduction to become effective immediately prior to the opening of business on the day following the date fixed for the payment of such distribution.

(iv) All Other Distributions or Dividends. Subject to the last sentence of this paragraph (iv), in case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness, shares of any class of capital stock, securities, cash or Property (excluding any rights, warrants or options referred to in Condition 6(C)(ii), any dividend or distribution paid exclusively in cash and any dividend or distribution referred to in Condition 6(C)(i), the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this paragraph (iv) by a fraction of which the numerator shall be the

Market Price per share (as further defined in certain circumstances as provided in paragraph (vii) of this Condition 6(C)) of the Common Stock on the date of such effectiveness less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Company’s Board of Directors and shall, in the case of securities being distributed for which prior thereto there is an actual or when issued trading market, be no less than the value determined by reference to the average of the Market Price over the period specified in the succeeding sentence), on the date of such effectiveness, of the portion of the evidences of indebtedness, shares of capital stock, securities, cash and Property so distributed applicable to one share of Common Stock and the denominator shall be such Market Price per share of the Common Stock, such reduction to become effective immediately prior to the opening of business on the day next following the date fixed for the payment of such distribution (such date to being referred to as the “Reference Date”). If the Board of Directors determines the fair market value of any distribution for purposes of this paragraph (iv) by reference to the actual or when issued trading market for any securities comprising such distribution, it must in doing so consider the prices in such market over the same period used in computing the Market Price per share pursuant to paragraph (vii) of this Condition 6(C). For purposes of this paragraph (iv), any dividend or distribution that includes shares of Common Stock or rights, warrants or options to subscribe for or purchase shares of Common Stock shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, cash, Property, shares of capital stock or securities other than such shares of Common Stock or such rights, warrants or options (making any Conversion Price reduction required by this paragraph (iv)) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights, warrants or options (making any further Conversion Price reduction required by Condition 6(C)(i) or (ii)), except (A) the Reference Date of such dividend or distribution as defined in this Condition 6(C)(iv) shall be substituted as “the date fixed for the determination of stockholders entitled to receive such dividend or other distribution,” “the date fixed for the determination of stockholders entitled to receive such rights, warrants or options,” and “the date fixed for such determination” within the meaning of Condition 6(C)(i) and Condition 6(C)(ii) and (2) any shares of Common Stock included in such dividend or distribution shall not be deemed “outstanding at the close of business on the date fixed for such determination” within the meaning of Condition 6(C)(i)).

(v) Subdivision of Common Stock. In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

(vi) Tender or Exchange Offer for Common Stock. In case a tender or exchange offer made by the Company or any Subsidiary for all or any portion of the Common Stock shall expire and such tender or exchange offer shall involve an aggregate consideration having a fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Company’s Board of Directors) at the last time (the “Expiration Time”) tenders or exchanges may be made pursuant to such tender or exchange offer (as it may be amended) that, together with (A) the aggregate of the cash plus the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Company’s Board of Directors), as of the expiration of the other tender or exchange offer referred to below, of consideration payable in respect of any other tender or exchange offer by the Company or a Subsidiary for all or any portion of the Common Stock concluded within the preceding 12 months and in respect of which no Conversion Price adjustment pursuant to this paragraph (vi) has been made and (B) the aggregate amount of any distributions to all holders of the Common Stock made exclusively in cash within the preceding 12 months and in respect of which no Conversion Price adjustment pursuant to Condition 6(C)(v) has been made, exceeds five percent (5%) of the product of the Market Price per share (determined as provided in Condition 6(C)(vii)) of the Common Stock on the Expiration Time times the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time, the Conversion Price shall be reduced (but not increased) so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the Expiration Time by a fraction of which the numerator shall be (1) the product of the Market Price per share (as further defined in certain circumstances as provided in paragraph (vii) of this Condition 6(C)) of the Common Stock at the Expiration Time times the number of shares of Common Stock outstanding (including any tendered or exchanged shares) at the Expiration Time minus (2) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the “Purchased Shares”) and the denominator shall be the product of (1) such Market Price per share at the Expiration Time times (2) such number of outstanding shares at the Expiration Time less the number of Purchased Shares, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time.

(vii) Determination of Market Price. For the purpose of any computation of the Market Price under this paragraph (vii) and Conditions 6(C)(ii), (iv) and (v), when certain circumstances described therein have occurred within ten (10) Business Days of the event giving rise to the adjustment in the Conversion Price, (A) if the “ex” date (as hereinafter defined) for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to paragraphs (i), (ii), (iii), (iv), (v) or (vi) above (“Other Event”) occurs on or after the tenth Stock Exchange Business Day prior to the date in question and prior to the “ex” date for the issuance or distribution requiring such computation (the “Current Event”), the closing price for each Stock Exchange Business Day prior to the “ex” date for such Other Event shall be adjusted by multiplying such closing price by the same fraction by which the Conversion Price is so required to be adjusted as a result of such Other Event, (B) if the “ex” date for any Other Event occurs after the “ex” date for the Current Event and on or prior to the date in question, the closing price for each Stock Exchange Business Day on and after the “ex” date for such Other Event shall be adjusted by multiplying such closing price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such Other Event, (C) if the “ex” date for any Other Event occurs on the “ex” date for the Current Event, one of those events shall be deemed for purposes of clauses (A) and (B) of this proviso to have an “ex” date occurring prior to the “ex” date for the other event, and (C) if the “ex” date for the Current Event is on or prior to the date in question, after taking into account any adjustment required pursuant to clause (B) of this proviso, the closing price for each Stock Exchange Business Day on or after such “ex” date shall be adjusted by adding thereto the amount of any cash and the fair market value on the date in question (as determined in good faith by the Board of Directors in a manner consistent with any determination of such value for purposes of Condition 6(C)(iii) or Condition 6(C)(iv) or (C), whose determination shall be conclusive and described in a resolution of the Company’s Board of Directors) of the portion of the rights, warrants, options, evidences of indebtedness, shares of capital stock, securities, cash or Property being distributed applicable to one share of Common Stock. For the purpose of any computation under Condition 6(C)(vi), the Market Price per share of Common Stock on any date in question shall be deemed to be the Market Price on the date selected by the Company commencing on or after the latest (the “Commencement Date”) of (A) the date 20 Stock Exchange Business Days before the date in question, (B) the date of commencement of the tender or exchange offer requiring such computation, and (C) the date of the last amendment, if any, of such tender or exchange offer involving a change in the maximum number of shares for which tenders are sought or a change in the consideration offered, and ending not later than the date of the Expiration Time of such tender or exchange offer (or, if such Expiration Time occurs before the close of trading on a Stock Exchange Business Day, not later than the Stock Exchange Business Day immediately preceding the date of such Expiration Time); provided, however, that if the “ex” date for any Other Event (other than the tender or exchange offer requiring such computation) occurs on or after the Commencement Date and on or prior to the date of the Expiration Time for the tender or exchange offer requiring such computation, the closing price for each Stock Exchange Business Day prior to the “ex” date for such Other Event shall be adjusted by multiplying such closing price by the same fraction by which the Conversion Price is so required to be adjusted as a result of such other event. For purposes of this paragraph, the term “ex” date, (A) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the relevant exchange or in the relevant market from which the closing price was obtained without the right to receive such issuance or distribution, (B) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades regular way on such exchange, or in such market after the time at which such subdivision or combination becomes effective, and (C) when used with respect to any tender or exchange offer means the first date on which the Common Stock trades regular way on such exchange or in such market after the Expiration Time of such tender or exchange offer.

(viii) Further Reductions for Federal Income Tax. The Company may make such reductions in the Conversion Price, in addition to those required by Conditions 6(C) (i), (ii), (iii), (iv), (v), and (vi), as it considers to be advisable in order that any event treated for Federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients.

(ix) Adjustments to be Carried Forward. No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least five percent (5%) in the Conversion Price; provided, however, that any adjustments which by reason of this paragraph (ix) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

(x) Notice of Adjustments of Conversion Price

Whenever the Conversion Price is adjusted as herein provided the Company shall compute the adjusted Conversion Price in accordance with Condition 6(C) and shall prepare a certificate signed by the chief financial officer of the Company setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be delivered to any paying agent and the Company shall cause notice thereof to be delivered in accordance with Condition 15 at least ten (10) Business Days in advance of the effective date of such adjustment.

(D) Mandatory Conversion

(i) The Noteholder acknowledges and agrees that provided the Shares into which the Notes would be converted are Freely Tradeable and listed on a Stock Exchange, the Company may, at its own cost (save those expenses or taxes referred to in Condition 6(D)(iii)), at any time following ninety days from the Effective Date, elect to exercise the Conversion Right on behalf of each and every Noteholder in respect of all of the Notes Outstanding at the Conversion Price applicable as of the date fixed by the Company for such conversion (the “Mandatory Conversion Date”), provided that the average of the Market Price of the Shares over the Stock Exchange Business Days in any thirty (30) consecutive calendar day period following the Effective Date, is equal to or greater than one hundred twenty-five percent (125%) of the Conversion Price. The Company will give notice in the manner set out in Condition 15 that the criteria for Mandatory Conversion under this Condition 6(D) has been met within 30 days of having met such criteria. The form of Company Conversion Notice is attached hereto as Exhibit B.

(ii) At least 45 calendar days prior to the Mandatory Conversion Date, the Company shall cause written notice of the Mandatory Conversion Date to be given to any paying and conversion agent. Not less than 30 and not more than 60 calendar days prior to the Mandatory Conversion Date, the Company shall cause written notice of the Mandatory Conversion Date to be given to the Noteholders (in accordance with Condition 15). Following such notice, the Noteholders will be required on or before the Mandatory Conversion Date to deliver or procure delivery of the Notes together with a duly completed Conversion Notice to the specified office of the company, during its usual business hours for such purposes and perform together with the Company, the obligations applicable to it on conversion specified in this Condition 6. Failure to deliver the Conversion Notice shall not affect the conversion of such Notes pursuant to the terms of this Condition 6(D).

(ii) If any Noteholder with respect to whose Notes Mandatory Conversion (pursuant to this Condition 6) is to take place shall fail to perform its obligations specified in this Condition 6 or shall have a registered address in any territory where, in the absence of any registration statement or other special formalities or legal requirements, the issue, allotment, transfer or delivery of the Shares arising on Mandatory Conversion in the reasonable opinion of the Company, is or could be unlawful or impracticable, subject to applicable law, Company shall make arrangements for the sale of such Shares to a third party at the best consideration reasonably obtainable by the Company and it shall pay, or shall arrange for the paying agent to pay, to such Noteholder the consideration received by it in respect of such Shares (after any deduction required to reimburse any reasonable and proper expenses incurred in arranging any such sale or any taxes payable in connection therewith arising solely as a result of the Noteholder’s failure to perform its obligations under this Condition 6(D)).

(iv) From and after the Mandatory Conversion Date and upon compliance by the Company of its obligations hereunder with respect to such conversion, the Notes shall cease to constitute Indebtedness of the Company and shall thereafter be only deemed to represent the right to receive Shares.

(E) Notice of Certain Corporate Action

In case of the occurrence of one or more of the events that are listed herein, the Company shall cause to be mailed to any paying agent and conversion agent and any Noteholder in the manner provided under Condition 15 hereof within ten (10) Business Days after the date on which notice is sent to the holders of the Company’s Common Stock. Such events are: (i) the Company shall declare a dividend (or any other distribution) on its Common Stock payable (1) otherwise than exclusively in cash, or (2) exclusively in cash in an amount that would require a Conversion Price adjustment pursuant to Condition 6(C)(iii); or (ii) the Company shall authorize the granting to the holders of its Common Stock of rights, warrants or options to subscribe for or purchase any shares of capital stock of any class or of any other rights (excluding employee stock options); or (iii) of any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding shares of Common Stock), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or (iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or (v) the Company or any Subsidiary of the Company shall commence a tender or exchange offer for all or a portion of the Company’s outstanding shares of Common Stock (or shall amend any such tender or exchange offer); The Notice shall state (i) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights, warrants or options, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights, warrants or options are to be determined, or (ii) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other Property deliverable upon such re-classification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up, or (iii) the date on which such tender offer commenced, the date on which such tender offer is scheduled to expire unless extended, the consideration offered and the other material terms thereof (or the material terms of any amendment thereto).

(F) Consolidation, Amalgamation or Merger

In the event that the Company shall be a party to any transaction, including without limitation any (i) recapitalization or reclassification of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination of the Common Stock), (ii) any consolidation of the Company with, or merger of the Company into, any other person, any merger of another person into the Company (other than a merger which does not result in a reclassification, conversion, exchange or cancellation of all of the outstanding shares of Common Stock of the Company), (iii) any sale or transfer of all or substantially all of the assets of the Company, or (iv) any compulsory share exchange pursuant to which the Common Stock is converted into the right to receive other securities, cash or other Property, the Company will forthwith notify the Noteholders of such event in accordance with Condition 15 and, then lawful provision shall be made as part of the terms of such transaction whereby the Holder of each Note then Outstanding shall have the right (during the period in which such Note is convertible) to convert such Note into the class and amount of shares and other securities and property receivable upon such transaction by a holder of such number of shares of Common Stock which would have been liable to be issued upon conversion of such Note immediately prior to the transaction. So far as legally possible, the Company shall cause the Person formed by such consolidation or resulting from such merger or which acquired such assets or which acquired the Company’s Shares, as the case may be, to execute and deliver to the Noteholder an amendment to these Terms and Conditions as provided for under Condition 17. Such amendment shall provide for adjustments which, for events subsequent to the effective date of such amendment, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Condition. The above provisions of this Condition 6(F) shall similarly apply to successive transactions of the foregoing type.

(G) Conversion Prohibited Under Certain Circumstances

The Note shall not be convertible into Conversion Shares as provided in this Condition 6 nor may it be redeemed for Shares as provided in Condition 7(B)(iii) herein if the Stock Exchange on which the Shares are listed requires the approval by the stockholders of the Company of the issuance of the Shares which may be issued upon the exercise of the conversion rights contained in this Condition 6 or issued pursuant to Condition 7(B)(iii) and the stockholders fail to approve such issuances of the Shares at an annual meeting or special meeting held to approve such issuances.

7.	Redemption and Purchase

(A) Unless previously redeemed, converted or purchased and canceled as provided herein, the Company will redeem the Principal Amount of the Note in six equal installments on each Payment Date commencing on June 14, 2004.

(B) (i) If as a result of any change in, or amendment to, the laws or regulations of the U.S. or any political sub-division of, or any authority in, or of, the U.S. having power to tax, or any change in the application or official interpretation of such laws or regulations, which change or amendment becomes effective after December 14, 2003, the Company has or will become obliged to pay additional amounts as provided or referred to in Condition 8 (and such amendment or change has been evidenced by the delivery by the Company to the paying agent or Noteholder (who shall, in the absence of manifest error, accept such certificate and opinion as sufficient evidence thereof) of (x) a certificate signed by two officers of the Company on behalf of the Company stating that such amendment or change has occurred (irrespective of whether such amendment or change is then effective), describing the facts leading thereto and stating that such obligation cannot be avoided by the Company taking reasonable measures available to it and (y) an opinion of independent legal advisers of recognized standing to the effect that such amendment or change has occurred (irrespective of whether such amendment or change is then effective), the Company may at its option, having given not less than 30 nor more than 60 calendar days’ notice to the Noteholders in accordance with Condition 15 (which notice shall be irrevocable), redeem all the Notes but not some only, at their Principal Amount together with interest (if any) accrued to (but excluding) the Redemption Date, provided that no notice of redemption shall be given earlier than 90 calendar days before the earliest date on which the Company would be required to pay such additional amounts were a payment in respect of the Notes then due.

(ii) The Company may, at its option, at any time and from time to time, and after having given not less than 10 nor more than 60 calendar days’ notice to the Noteholder in accordance with Condition 15 (which notice shall be irrevocable), redeem the Notes for cash, in whole or in part, at a Redemption Price equal to 100 per cent of their Principal Amount together with interest (if any) accrued to (but excluding) the Redemption Date. If the Company elects to redeem less than all the Notes, Company or its paying agent will select which Notes to redeem by lot, random, or such other method as it shall deem fair and appropriate. Upon expiry of any such notice period as is referred to in this Condition 7(B) (and subject as provided above), the Company shall be bound to redeem Notes at their Principal Amount, together with interest accrued to but excluding the Redemption Date.

(iii) Provided that the Shares which may be issued pursuant to this paragraph shall be Freely Tradeable and listed on a Stock Exchange, the Company may redeem upon not less than 10 nor more than 60 days notice, the relevant installment of Principal Amount plus accrued interest of any Note on any Payment Date for Shares. If the Company elects to redeem the Principal Amount plus accrued interest of Notes for Shares, each Principal Amount plus accrued interest of each Note will be redeemed for the number of shares of Common Stock equal to 110% of the sum of the face value of the Principal Amount of each Note to be redeemed plus interest accrued and unpaid thereon divided by the average of the Market Price of the Shares over the 30 calendar day period immediately preceding the date of notice of such redemption. If the Company elects to redeem the relevant installment of Principal Amount plus accrued interest on less than all the Notes, the Company will select which Notes to redeem the relevant installment of Principal Amount by lot, random, or such other method as it shall deem fair and appropriate. Upon expiry of any such notice period as is referred to in this Condition 7(B) (and subject as provided above), the Company shall be bound to redeem the relevant installment of Principal Amount as described above.

(C) Subject to applicable law, the Company or any of its Subsidiaries may at any time purchase Notes in any manner and at any price in the open market or by private treaty. If purchases are made by tender, tenders must be available to all Noteholders alike. Notes purchased by the Company or any of its Subsidiaries will forthwith be surrendered for cancellation and shall no longer be deemed Outstanding.

(D) All Notes which are redeemed by the Company will forthwith be canceled and may not be reissued or resold.

8.	Taxation

All payments in respect of the Notes by the Company shall be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature (“Taxes”) imposed or levied by or on behalf of the U.S. or any political sub-division of, or any authority in, or of, the U.S. having power to tax, unless the withholding or deduction of the Taxes is required by law. In that event, the Company will pay such additional amounts as may be necessary in order that the net amounts received by the Noteholders after the withholding or deduction shall equal the respective amounts which would have been receivable in respect of the Notes in the absence of the withholding or deduction; except that no additional amounts shall be payable in relation to any payment in respect of any Note:

(A) to, or to a third party on behalf of, a Holder who is liable for the Taxes in respect of the Note by reason of such Holder having some connection with the U.S. other than the mere holding of the Note; and

(B) presented for payment more than 30 calendar days after the Relevant Date except to the extent that a Holder would have been entitled to additional amounts on presenting the same for payment on the last day of such period of 30 calendar days; or

(C) to, or to a third party on behalf of, a Holder who would not be liable or subject to the withholding or deduction by making a declaration of non-residence or other similar claim for exemption to the relevant tax authority.

Any reference in these Terms and Conditions to any amounts in respect of the Notes shall be deemed also to refer to any additional amounts which may be payable under this Condition.

9.	Additional Covenants

While any Conversion Right remains exercisable, the Company will, save with the approval of an Extraordinary Resolution:

(1) at all times from the date of the initial issuance of the Notes keep available for issuance free from any preemptive rights out of its authorized but unissued capital such number of Shares as would enable the Conversion Rights and all other rights of subscription and exchange for and conversion into Shares to be satisfied in full;

(2) maintain a listing for all the issued Shares and all Shares to be issued on the exercise of the Conversion Rights on a Stock Exchange, it being understood that if the Company is unable to obtain or maintain such listing of Shares and will forthwith give notice to the Noteholders in accordance with Condition 15 of the listing, de-listing or quotation or lack of quotation of the Shares (as a class) by any such Stock Exchange; and

(3) not in any way modify the rights attaching to the Shares with respect to voting, dividends or liquidation.

10. Prescription

Notes will become void unless presented for payment within periods of ten (10) years (in the case of principal) and five (5) years (in the case of interest) from the final Payment Date in respect of the Notes, as the case may be, subject to the provisions of Condition 5.

11. Events of Default and Enforcement

(A)	Event of Default

“Event of Default,” wherever used in these Terms and Conditions, means any one of the following events (whatever the reason for such Event of Default, whether voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) which shall have occurred and is continuing:

(1) if default is made for a period of five (5) Business Days or more in the payment of interest or any instalment of Principal Amount due in respect of the Notes or any of them; or

(2) if the Company fails to perform or observe any of its other obligations, covenants, conditions or provisions under the Notes, these Terms and Conditions, the private placement agreement relating to the Notes or the Company’s other notes and such failure continues for the period of 30 calendar days (or such longer period as the Majority Holders may in their absolute discretion permit) next following the service by the one or more of the Holders on the Company of notice requiring the same to be remedied; or

(3) if (i) any other Indebtedness of the Company becomes due and payable prior to its Stated Maturity by reason of an event of default (howsoever defined) or (ii) any such Indebtedness of the Company is not paid when due or, as the case may be, within any applicable grace period or (iii) the Company fails to pay when due (or, as the case may be, within any applicable grace period) any amount payable by it under any present or future guarantee for, or indemnity in respect of, any Indebtedness of any Person or (iv) any security given by the Company or any subsidiary for any Indebtedness of any Person or any guarantee or indemnity of Indebtedness of any Person by the Company becomes enforceable by reason of default in relation thereto and steps are taken to enforce such security save in any such case where there is a bona fide dispute as to whether the relevant Indebtedness or any such guarantee or indemnity as aforesaid shall be due and payable (following any applicable grace period); provided, however, that in each such case the Indebtedness exceeds in the aggregate U.S. $2,000,000 and in each such case such event continues unremedied for a period of 90 calendar days (or such longer period as the Majority Holders may in their sole discretion consent to in writing upon receipt of written notice from the Company); or

(4) if the Company shall generally fail to pay its debts as such debts come due (except debts which the Company may contest in good faith generally) or shall be declared or adjudicated by a competent court to be insolvent or bankrupt, shall consent to the entry of an order of relief against it in an involuntary bankruptcy case, shall enter into any assignment or other similar arrangement for the benefit of its creditors or shall consent to the appointment of a custodian (including, without limitation, a receiver, liquidator or Company); or

(5) if a receiver, administrative receiver, administrator or other similar official shall be appointed in relation to the Company or in relation to the whole or a substantial part its undertaking or assets or a distress, execution or other process shall be levied or enforced upon or sued out against, or an encumbrancer shall take possession of, the whole or a substantial part of the assets of any of them and in any of the foregoing cases is not paid out or discharged within 90 calendar days (or such longer period as the Majority Holders may in their absolute discretion consent to in writing upon receipt of written notice from the Company); or

(6) if the Company institutes proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking organization under the laws of the Federal Bankruptcy Code or any similar applicable U.S. federal, state or foreign law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or trustee or assignee (or other similar official) in bankruptcy or insolvency of it or its Property, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they come due; or

(7) if a decree or order by a court having jurisdiction in the premises shall have been entered adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking the reorganization of the Company under the Federal Bankruptcy Code or any other similar applicable U.S. federal, state or foreign law, and such decree or order shall have continued undischarged or unstayed for a period of 90 calendar days; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver or liquidator or trustee or assignee (or other similar official) in bankruptcy or insolvency of the Company or of all or substantially all of its Property, or for the winding up or liquidation of its affairs, shall have been entered, and such decree or order shall have continued undischarged and unstayed for a period of 90 calendar days; or

(8) if a warranty, representation, or other statement made by or on behalf of the Company contained herein or any certificate or other agreement furnished in compliance herewith is false in any material respect when made and such falsity continues for a period of 30 calendar days (or such longer period as the Majority Holders may in their absolute discretion permit) next following the service by one or more of the Holders on the Company of notice requiring the same to be remedied; or

(9) if there is any final judgment or judgments for the payment of money exceeding in the aggregate U.S. $2,000,000 outstanding against the Company which has been outstanding for more than 90 calendar days from the date of its entry and shall not have otherwise been discharged in full or stayed by appeal, bond or otherwise.

(B) Acceleration of Maturity; Rescission and Annulment

If an Event of Default (other than an Event of Default specified in Condition 11(A)(6) or 11(A)(7)) occurs and is continuing, then and in every such case the Majority Holders may declare all of the Principal Amount of all the Notes and accrued and unpaid interest thereon to be due and payable immediately, by a notice in writing to the Company, and upon any such declaration all of such Principal Amount and accrued and unpaid interest shall become immediately due and payable.

If an Event of Default specified in Condition 11(A)(6) or Condition 11(A)(7) occurs and is continuing, then all of the Principal Amount of all the Notes and all accrued and unpaid interest thereon shall ipso facto become and be immediately due and payable without any declaration or other act on the part of any Noteholder.

At any time after a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Majority Holders as hereinafter in this Condition provided, the Majority Holders, with written notice to the Company, may rescind and annul such declaration and its consequences if

(1) the Company has paid or deposited in a manner satisfactory to such Holders a sum sufficient to pay

(i) all overdue interest on all Outstanding Notes,

(ii) all unpaid Principal Amount of any Outstanding Notes which has become due otherwise than by such declaration of acceleration, and interest on such unpaid Principal Amount at the rate prescribed therefor in the Notes,

(iii) to the extent that payment of such interest is legally enforceable, interest on overdue interest at the rate prescribed therefor in the Notes, and

(iv) all reasonable sums paid or advanced by the such Holders hereunder; and

(2) all Events of Default, other than the non-payment of amounts of principal of or interest on Notes which have become due solely by such declaration of acceleration, have been cured or waived as provided in Condition 11(K)

No such rescission shall affect any subsequent default or impair any right consequent thereon.

(C) Collection of Indebtedness and Suits for Enforcement by the Majority Holders

The Company covenants that if

(1) default is made in the payment of any installment of interest on any Note when such interest becomes due and payable and such default continues for a period of five (5) Business Days, or

(2) default is made in the payment of an instalment of Principal Amount of any Note thereof and such default continues for a period of five (5) Business Days,

the Company will, upon demand of the Majority Holders, pay to the Holders of the Notes, the whole amount then due and payable on the Notes for principal and interest, and interest on any overdue principal and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installment of interest, at the rate prescribed therefor in the Notes, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable expenses, disbursements and advances of the Holders, their agents and counsel, and the reasonable compensation of such agents and counsel.

If the Company fails to pay such amounts forthwith upon such demand, the Majority Holders in their name, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the Property of the Company or any other obligor upon the Notes, wherever situated.

If an Event of Default occurs and is continuing, the Majority Holders may in their discretion proceed to protect and enforce their rights and the rights of the other Noteholders by such appropriate judicial proceedings as such Holders shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in these Terms and Conditions or to enforce any other proper remedy.

(D) Majority Holders May File Proofs of Claim

In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Notes or the Property of the Company or of such other obligor or their creditors, the Majority Holders (irrespective of whether any Principal Amount of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Majority Holders shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

(1) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Holders (including any claim for the reasonable expenses, disbursements and advances of such Holders, their agents and counsel and the reasonable fees and expenses of the paying agent and its counsel) and of the other Noteholders allowed in such judicial proceeding, and the reasonable compensation of such agents and counsel, and

(2) to collect and receive any moneys or other Property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Noteholder to make such payments to the Majority Holders due them for the reasonable expenses, disbursements and advances of such Holders, their agents and counsel and the reasonable compensation of such agents and counsel, and to pay to the Paying Agent (where one is appointed) all such other sums due under the Notes. In the absence of such appointment, any such sums shall be paid for the rateable benefit of all the Noteholders.

Nothing herein contained shall be deemed to authorize the Majority Holders, except as permitted by law and these Terms and Conditions, to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Noteholder thereof, or to authorize the such Holder to vote in respect of the claim of any Noteholder in any such proceeding, except to the extent permitted by law.

(E) Majority Holders May Enforce Claims Without Possession of Notes

All rights of action and claims under these Terms and Conditions may be prosecuted and enforced by the Majority Holders without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Majority Holders shall be brought in their own name and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Majority Holders, their agents and counsel, be paid to the Paying Agent (where one is appointed) for the rateable benefit of all the Noteholders in respect of which such judgment has been recovered.

(F) Application of Money Collected

Any money collected by the Majority Holder pursuant to this Condition shall be applied in the following order in case of the distribution of such money on account of principal or interest, upon presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

FIRST: To the payment of the amounts then due and unpaid for principal of and interest on the Notes in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal and interest, respectively; and

SECOND: The balance, if any, to the Person or Persons entitled thereto.

(G) Unconditional Right of Holders to Receive Principal and Interest

Notwithstanding any other provision in these Terms and Conditions, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment, as provided herein and in such Note of the principal of and interest on, such Note on the relevant Payment Date or expressed in such Note (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder; provided, that all monies paid by the Company to the Paying Agent (if appointed) for the payment of principal or interest on any Note which remain unclaimed at the end of two (2) years after the Stated Maturity or Redemption Date of such Note will be repaid to the Company and the Holder of any Note shall thereafter have only the rights of a creditor of the Company or such rights as may be otherwise provided by applicable law.

(H) Restoration of Rights and Remedies

If the Majority Holders or any Noteholder has instituted any proceeding to enforce any right or remedy under these Terms and Conditions and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Majority Holders or to such Noteholder, then and in every such case, subject to any determination in such proceeding, the Company, the Majority Holders and the Noteholders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Majority Holders and the Noteholders shall continue as though no such proceeding had been instituted.

(I) Rights and Remedies Cumulative

Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes as provided herein, no right or remedy herein conferred upon or reserved to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

(J) Delay or Omission Not Waiver

No delay or omission of the Majority Holders or Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Noteholders.

(K) Waiver of Past Defaults

Subject to Condition 11(B), the Majority Holders may on behalf of the Holders of all the Notes waive any past default hereunder and its consequences, except a default

(1) in respect of the payment of any instalment of the Principal Amount of or interest on any Note, or

(2) in respect of a covenant or provision hereof which under Condition 17 cannot be modified or amended without the consent of the Holder of each Outstanding Note affected.

Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of these Terms and Conditions; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

(L) Waiver of Stay or Extension Laws

The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of these Terms and Conditions; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law.

(M) Requirements Regarding Agents (if appointed)

(1) At any time after an Event of Default has occurred and is continuing the Majority Holders shall notify in writing the Company and the Paying Agent (if appointed), and may by notice in writing to the Company and the Paying Agent (if appointed):

(i) require the Paying Agent, until notified to the contrary by Majority Holders, to hold all Notes and all moneys, documents and records held by it in respect of Notes to the order of the Holders; or

(ii) require the Paying Agent to deliver to the Holders on a pro rata basis all funds held by it for the benefit of the Holders, and to deliver the documents and records held by it in respect of Notes to the Holders, provided that such notice shall be deemed not to apply to any documents or records which the relevant Paying Agent is obliged to release by any law or regulation; and

(iii) require the Company to make all subsequent payments in respect of the Notes to or to the order of the Holders and not to the Paying Agent.

(2) The Majority Holders shall notify the Paying Agent immediately upon the cure or waiver of an Event of Default. Upon receipt of such notice, the provisions of this Condition 11(M) shall no longer apply.

(3) Prior to taking any action under these Terms and Conditions at the direction of any Person with respect to the Notes, the Paying Agent shall be entitled to receive (and shall receive) indemnity or security satisfactory to it.

12.	Liability Solely Corporate

No recourse shall be had for the payment of the principal of or interest on any Notes or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement in these Terms and Conditions, against any incorporator, or against any stockholder, officer or director, as such, past, present or future, of the Company, or of any predecessor or successor Person, either directly or through the Company or any such predecessor or successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, it being expressly agreed and understood that the Notes and these Terms and Conditions which are a part thereof are solely corporate obligations, and that no personal liability whatsoever shall attach to, or be insured by, any such incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor Person, either directly or through the Company or any such predecessor or successor Person, because of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants, promises or agreements contained in the Notes or the these Terms and Conditions which constitute a part thereof or to be implied herefrom; and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for the exchange transaction pursuant to which the Notes were issued; provided, however, that nothing herein contained shall be taken to prevent recourse to and the enforcement of the liability, if any, of any stockholder or subscriber to capital stock of the Company upon or in respect of shares of capital stock not fully paid up.

13.	Defeasance and Covenant Defeasance

(A) Company’s Option to Effect Defeasance or Covenant Defeasance

The Company may, at its option by Board Resolution, at any time, with respect to the Notes, elect to have either Condition 13(B) or Condition 13(C) applied to all Outstanding Notes upon compliance with the conditions set forth below in this Condition, The Company shall promptly give notice of such election to the Holders.

(B) Legal Defeasance and Discharge

Upon the Company’s exercise under Condition 13(A) of the option applicable to this Condition 13(B), the Company shall be deemed to have been discharged from its obligations with respect to all Outstanding Notes on the date the conditions set forth in Condition 13(D) are satisfied (hereinafter, “legal defeasance”). For this purpose, such legal defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Notes, which shall thereafter be deemed to be “Outstanding” only for the purposes of Condition 13(E) and the other Conditions of these Terms and Conditions referred to in (1) and (2) below, and to have satisfied all its obligations under such Notes, including the obligation to pay interest on the Notes, and these Terms and Conditions insofar as such Notes are concerned (and the Holders, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of Outstanding Notes to receive, solely from the trust fund described in Condition 13(D) and as more fully set forth in such Condition, payments in respect of the principal of and interest on such Notes when such payments are due, and (B) the Company’s obligations with respect to the Notes under Conditions 1(D), 1(E), 1(H), 3(D) or 3(L). Subject to compliance with this Condition, the Company may exercise its option under this Condition 13(B) notwithstanding the prior exercise of its option under Condition 13(C) with respect to the Notes.

(C) Covenant Defeasance

Upon the Company’s exercise under Condition 13(A) of the option applicable to this Condition 13(C), the Company shall be released from its obligations under any covenant contained in Condition 3 (except Condition 3(D) with respect to the Outstanding Notes on and after the date the conditions set forth in Condition 13(D)) are satisfied (hereinafter, “covenant defeasance”), and the Notes shall thereafter be deemed not to be “Outstanding” for the purposes of any request, demand, authorization, direction, declaration, notice, consent, waiver or Act of Noteholders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed “Outstanding” for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Outstanding Notes, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Condition 11(A)(4), but, except as specified above, the remainder of these and the Notes shall be unaffected thereby.

(D) Conditions to Legal Defeasance or Covenant Defeasance

The following shall be the conditions to application of either Condition 13(B) or Condition 13 (C) to the Outstanding Notes:

(1) The Company shall irrevocably have deposited or caused to be deposited with a paying agent as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Notes, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the paying agent, to pay and discharge, and which shall be applied by the paying agent to pay and discharge, the principal of and interest on the Outstanding Notes on the Stated Maturity (or Redemption Date, if applicable) of such principal or installment of interest; provided that the paying agent shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to said payments with respect to the Notes; and provided further that, upon the effectiveness of this Condition 13(D), the money or U.S. Government Obligations deposited shall not be subject to the rights of the Noteholders pursuant to the provisions of this Condition. Before or after such a deposit, the Company may give to the paying agent a notice of its election to redeem all of the Outstanding Notes at a future date in accordance with Condition 7, which notice shall be irrevocable. Such irrevocable redemption notice, if given, shall be given effect in applying the foregoing.

(2) No Default or Event of Default with respect to the Notes shall have occurred and be continuing on the date of such deposit or, insofar as paragraphs (6) and (7) of Condition 11(A) hereof are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

(3) No event or condition shall exist that pursuant to the provisions of Condition 13(B) or 13(C) would prevent the Company from making payments of the principal of or interest on the Notes on the date of such deposit or at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

(4) Such legal defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under any material agreement or material instrument to which the Company is a party or by which it is bound.

(5) In the case of an election under Condition 13(B), the Company shall have delivered to the paying agent an Opinion of Counsel stating that the Holders of the Outstanding Notes will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

(f) The Company shall have delivered to the paying agent an Officers’ Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the legal defeasance under Condition 13(B) or the covenant defeasance under Condition 13(C) (as the case may be) have been complied with.

(E) Deposited Money and U.S. Government Obligations to Be Held in Trust; Other Miscellaneous Provisions

Subject to the provisions of the disposition of unclaimed moneys contained herein, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the paying agent pursuant to Condition 13(D) in respect of the Outstanding Notes shall be held in trust and applied by the paying agent, in accordance with the provisions of these Terms and Conditions, to the payment, either directly or through the paying agent (including the Company acting as its own paying agent) to the Holders of the Notes of all sums due and to become due thereon in respect of principal and interest, but such money and U.S. Government Obligations need not be segregated from other funds except to the extent required by law.

(F) Reinstatement

If the paying agent is unable to apply any money or U.S. Government Obligations in accordance with Condition 13(E) by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company’s obligations under these Terms and Condition shall be revived and reinstated as though no deposit had occurred pursuant to Condition 13(B) or 13(C), as the case may be, until such time as the paying agent is permitted to apply all such money or U.S. Government Obligations in accordance with Condition 13(E); provided, however, that no action taken in good faith by the Company after a deposit of money or U.S. Government Obligations or both pursuant to Condition 13(E) and prior to the revival and reinstatement of obligations under these Terms and Conditions pursuant to this Condition 13(F) shall constitute the basis for the assertion of an Event of Default pursuant to Condition 11; and provided, further, that if the Company makes any payment of principal of or interest on any Note following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money or U.S. Government Obligations held the Paying Agent.

14.	Replacement of Notes

As provided in Conditions 1(H), should any Note be lost, stolen, mutilated, defaced or destroyed, it may be replaced at the specified office of the paying agent or Company upon payment by the claimant of the expenses incurred in connection with the replacement and on such terms as to evidence indemnity and security as the

Company and paying agent may reasonably require. Mutilated or defaced Notes must be surrendered before replacements will be issued.

15.	Notices

(A) Notices to all the Noteholders will be valid if posted by ordinary mail to the address of the Noteholder on the Note Register (unless another form of notice is permitted by these Terms and Conditions) with a written copy provided to RP&C International Limited. Any notice shall be deemed to have been given on the date which is 5 Business Days after the date of posting. If posting of notice as provided above is not practicable, notice will be given in such other manner, and shall be deemed to have been given on such date, as the Company may reasonably approve.

(B) Any request, demand, authorization, direction, declaration, notice, consent, waiver, Extraordinary Resolution or Act of Noteholders or other document provided or pertained by these Terms and Conditions (herein collectively called “Notice”) to be made upon, given or furnished to, or filed with the Company by any Noteholder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing to or with the Company addressed to it at the address of its principal office which shall initially be: Harken Energy Corporation, 580 WestLake Park Boulevard, Suite 600, Houston, Texas 77079, Attention: Mikel D. Faulkner, President and Chief Executive Officer Tel. (281) 504-4000, Fax, (281) 504-4100; with a copy to Elmer Johnston, General Counsel: Tel. (281) 504-4040, Fax. (281) 504-4110.

16.	Acts of Noteholders, Meetings of Noteholders

(A) Any Extraordinary Resolution, request, demand, authorization, direction, declaration, notice, consent, waiver or other action provided by these Terms and Conditions to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of these Terms and Conditions and conclusive in favor of the Company, if made in the manner provided in this Condition

(B) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to such witness, notary public or other such officer the execution thereof. Where such execution is by a signer acting in a capacity other than such signer’s individual capacity, such certificate or affidavit shall also constitute sufficient proof of authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Company deems sufficient.

(C) Any Extraordinary Resolution, request, demand, authorization, direction, notice, consent, waiver or other Act of the Holders of any Note shall bind every future Holder of the same Note and the Holder of every Note issued upon conversion or redemption thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done the Company or any paying or conversion agent in reliance thereon, whether or not notation of such action is made upon such Note.

(D) The Noteholders may convene a meeting at any time and from time to time to consider any matter affecting the Holders of the Notes, including the modification of the Terms and Conditions and to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this these Terms and Conditions to be made, given or taken by Holders of the Notes.

(E) Notice of every meeting of the Holders of the Notes, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given in the manner provided in Condition 15, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

(F) To be entitled to vote at any meeting of Holders of the Notes, a Person shall be (i) a Holder of one or more Outstanding Notes, or (ii) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Notes by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Noteholders shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Company, and their respective counsel.

(G) The quorum at any meeting for passing any Extraordinary Resolution will be one or more Persons present holding or representing 50% or more in principal amount of the Outstanding Notes as of the date of the meeting, or at any adjourned such meeting one or more Persons present whatever the principal amount of the Notes held or represented by such Person and the vote required for passing an Extraordinary Resolution at such meeting will be not less than a majority of the principal amount of the Outstanding Notes and represented at such meeting or adjournment thereof; provided, that at any meeting, the business of which includes the modification of the provisions of the Terms and Conditions and the provisions of these Terms and Conditions, the necessary quorum and vote required for passing an Extraordinary Resolution will be one or more Persons present holding or representing not less than a majority, or at any adjourned such meeting not less than one-third, of the principal amount of the Outstanding Notes. An Extraordinary Resolution passed at any meeting of the Holders of the Notes will be binding on all Holders of the Notes, whether or not such Noteholders are present at the meeting.

17.	Amendments to Terms and Conditions

(A) Amendments with Consent of Noteholders

With the consent of the Holders of a majority in principal amount of the Notes Outstanding, the Company, when authorized by a Board Resolution, may amend these Terms and Conditions for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions hereof or of modifying in any manner the rights of the Noteholders hereunder; provided, however, that no such amendment shall, without the consent of the Holder of each Outstanding Note affected thereby:

(1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Note, or reduce the Principal Amount thereof or the rate of interest thereon, or change the coin or currency in which any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

(2) reduce the percentage in principal amount of the Outstanding Notes, the consent of whose Holders is required for any amendment of these terms and conditions, or the consent of whose Holders is required for any waiver of compliance with certain provisions of these Terms and Conditions or certain defaults hereunder and their consequences provided for herein, or

(3) modify any of the provisions of Condition 11(K), except to increase any such percentage or to provide that certain other provisions of these Terms and Conditions be modified or waived without the consent of the Holder of each Outstanding Note affected thereby,

(4) modify any of the provisions of these Terms and Conditions relating to the subordination of the Notes in a manner adverse to the Holders thereof, or

(5) modify any of the provisions of these Terms and Conditions relating to Conversion Rights or redemption rights.

It shall not be necessary for any Act of Noteholders under this Condition to approve the particular form of any proposed amendment to the Terms and Conditions, but it shall be sufficient if such Act shall approve the substance thereof.

(B) Effect of Amendments

Upon the entering into of an amendment of these Terms and Conditions pursuant to the terms hereof, these Terms and Conditions shall be modified in accordance therewith, and amendment shall form a part of these Terms and Conditions for all purposes; and every Holder of Notes theretofore or thereafter delivered hereunder shall be bound thereby.

18.	Governing Law

The Notes, including these Terms and Conditions, are governed by, and will be construed in accordance with, the laws of the State of New York.

19.	Definitions of Certain Terms

“Act,” when used with respect to any Noteholder, has the meaning specified in Condition 16.

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Authorized Denomination” means U.S. $1,000.

“Board of Directors” means either the board of directors of the Company or any duly authorized committee of that board.

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is a day on which banking institutions in the City of New York, New York, and London, England are not authorized or obliged by law, regulation or executive order to close.

“Capitalized Lease Obligation” means the amount of the liability under any capital lease that, in accordance with GAAP, is required to be capitalized and reflected as a liability on the balance sheet of the relevant Person.

“Commission” means the Securities and Exchange Commission, as from time to time constituted or, if at any time after the Issue Date such Commission is not existing, then the body performing similar duties at such time.

“Common Stock” means, with respect to any Person, any and all shares, interests, participation and other equivalents (however designated, whether voting or non-voting) of such Person’s common stock, whether now outstanding or issued after the Issue Date, and includes, without limitation, all series and classes of such common stock.

“Company” means Harken Energy Corporation, until a successor Person shall have become such pursuant to the applicable provisions of these Terms and Conditions, and thereafter “Company” shall mean such successor Person.

“Conversion Agent” or “conversion agent” means any Person (including the Company acting as conversion agent) authorized by the Company to effect conversions of the Note on behalf of the Company. The initial conversion agent is the Bank of New York.

“Conversion Date” means the Business Day during the Conversion Period on which the Conversion Right is exercised by delivery to the Conversion Agent of the Note surrendered for conversion and the completed notice of a Noteholder’s intention to exercise its Conversion Right (as set forth in Exhibit A hereto) with respect to any Note.

“Conversion Period” means, with respect to any Note, the period which begins on 1 January 2004, and ends upon the earliest to occur of (A) the second Business Day prior to the later of December 14, 2006, or the date on which all principal and interest on the Notes is repaid in full, (B) if the Principal Amount of any Notes shall have been called for redemption or part of such Principal Amount shall be redeemed pursuant to Condition 7 of these Terms and Conditions, the close of the second Business Day prior to the Redemption Date, or (C) the effective date of a Mandatory Conversion.

“Conversion Price” means, in respect of a Conversion Right, initially U.S. $1.25.

“Conversion Right” means the right of a Holder of any Note to convert such Note into Conversion Shares.

“Conversion Shares” means the Shares into which the Notes are convertible.

“Corporation” includes corporations, limited liability companies, limited and general partnerships, associations, joint-stock companies and business trusts.

“Default Rate” means, with respect to the Notes, seven and one quarter percent (7.25%) per annum.

“Effective Date” means the first Business Day following the date upon which the Commission declares to be effective a registration statement filed by the Company pursuant to the Securities Act relating to the Conversion Shares.

“Extraordinary Resolution” means a resolution passed at a meeting of the Noteholders duly convened and held in these Terms and Conditions.

“Federal Bankruptcy Code” means the Bankruptcy Act or Title 11 of the United States Code, as amended from time to time.

“Freely Tradable” means, with respect to the Notes and the Conversion Shares and redemption Shares, that under the Securities Act the holders thereof may then offer and sell any amount of such outstanding securities to the public in the United States without restrictions in transactions that are not brokers’ transactions (as defined in the Securities Act) either (i) pursuant to an effective registration statement then in effect or (ii) pursuant to Rule 144(k). For purposes of determining whether such securities are Freely Tradable, it shall be assumed that no person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company has ever held such securities from and after their issuance. Any requirement to amend a registration statement then in effect to register an ownership change of the Notes shall not affect the Freely Tradable status of the corresponding conversion or redemption shares with regard to the conversion or redemption qualifications under the Notes provided that the Company uses reasonable efforts to amend the registration statement as soon as it is notified of any change in ownership of the Notes.

“Generally Accepted Accounting Principles” or “GAAP” means generally accepted accounting principles in the United States, as applied from time to time by the Company and its Subsidiaries in the preparation of its financial statements.

“Guaranty” means all obligations of any Person (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any Indebtedness, dividend or other obligation, of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including without limitation all obligations incurred through an agreement, contingent or otherwise, by such Person: (i) to purchase such Indebtedness or obligation or any Property or assets constituting security therefor, or (ii) to advance or supply funds (1) for the purchase or payment of such Indebtedness or obligation, or (2) to enable the recipient of such funds to maintain certain financial conditions (e.g. agreed amount of working capital) under loan or similar documents, or (iii) to lease Property or to purchase securities or other Property or services primarily for the purpose of assuring the owner of such Indebtedness or obligation of the ability of the primary obligor to make payment of the Indebtedness or obligation, or (iv) otherwise to assure the owner of the Indebtedness or obligation of the primary obligor against loss in respect thereof. For the purposes of all computations made under these Terms and Conditions, a Guaranty in respect of any Indebtedness shall be deemed to be Indebtedness equal to the principal amount and accrued interest of such Indebtedness which has been guaranteed, and a Guaranty in respect of any other obligation or liability or any dividend shall be deemed to be Indebtedness equal to the maximum aggregate amount of such obligation, liability or dividend.

“Holder or Noteholder” means a Person in whose name a Note is registered in the Note Register.

“Indebtedness” of any Person means and includes all present and future obligations of such Person, which shall include all obligations (i) which in accordance with generally accepted accounting principles in the United States shall be classified upon a balance sheet of such Person as liabilities of such Person, (ii) for borrowed money, (iii) which have been incurred in connection with the acquisition of Property (including, without limitation, all obligations of such Person evidenced by any debenture, bond, note, commercial paper or other similar security, but excluding, in any case, obligations arising from the endorsement in the ordinary course of business of negotiable instruments for deposit or collection), (iv) secured by any Lien existing on Property owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations, (v) created or arising under any conditional sale or other title retention agreement with respect to Property acquired by such Person, notwithstanding the fact that the rights and remedies of the seller, lender or lessor under such agreement in the event of default are limited to repossession or sale of such Property, (vi) which are Capitalized Lease Obligations, (vii) for all Guaranties, whether or not reflected in the balance sheet of such Person and (viii) which are all reimbursement and other payment obligations (whether contingent, matured or otherwise) of such Person in respect of any acceptance or documentary credit. Notwithstanding the foregoing, Indebtedness shall not include (i) Indebtedness incidental to the operation of the business of the Person in the ordinary course and in the aggregate not material to the business and operations of the Person, (ii) Indebtedness for which the Company or any of its Subsidiaries are the sole obligors and obligees, and (iii) Indebtedness represented by purchase, rental or lease obligations not to exceed $1,000,000 in any period of 12 months for any Person and its Subsidiaries.

“Issue Date” means the date of the initial issuance of the Note.

“Lien” means any mortgage, charge, pledge, lien, security interest or encumbrance of any kind whatsoever, including any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and including but not limited to the security interest lien arising from a mortgage, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term “Lien” shall include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property. For the purposes of these Terms and Conditions, the Company or its Subsidiary shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement, financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

“Majority Holders” means the Holders of a majority of the principal amount of Notes Outstanding.

“Mandatory Conversion” means conversion of the Notes at the option of the Company pursuant to Condition 6D.

“Market Price” means the daily closing sale price of the Shares for a Stock Exchange Business Day on a Stock Exchange. If the Common Stock is not quoted on any Stock Exchange, then the Market Price shall be for any particular day shall be calculated promptly at the Company’s expense by a reputable investment bank selected by the Company.

“Maturity,” when used with respect to any Note, means the date on which the final installment of the Principal Amount of such Note becomes due and payable as therein or herein provided, whether at the Stated Maturity or the Redemption Date and whether by declaration of acceleration, call for redemption or otherwise.

“Note Register” means the register maintained by the Company for the registration and transfer of the Note.

“Note Registrar” means the registrar appointed by the Company from time to time to act as Note registrar.

“Outstanding,” when used with respect to Notes, means, as of the date of determination, all Notes theretofore issued, except: (1) Notes heretofore cancelled by the paying and conversion agent or delivered to the paying agent or Company for cancellation; (2) Notes, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited any paying agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own paying agent) for the Holders of such Notes; provided that, if such Notes are to be redeemed, notice of such redemption has been duly given or provision therefor satisfactory to the paying agent (if appointed) has been made; (3) Notes, except to the extent provided in Conditions 13 (B) and 13(C), with respect to which the Company has effected defeasance and/or covenant defeasance as provided in Condition 13; and (4) Notes which have been paid pursuant to or in exchange for or in lieu of which other Notes have been issued, however, that in determining whether the Holders of the requisite principal amount of Outstanding Notes have taken any Act or given or made any Extraordinary Resolution, Notes owned by the Company or any other obligor upon the Notes or any Affiliate of the Company (other than Persons whose Affiliate relationship arises solely from ownership of Conversion Shares) or such other obligor shall be disregarded and deemed not to be Outstanding.

“Paying Agent” or “paying agent” means any Person (including the Company acting as paying agent) authorized by the Company to pay the principal of or interest on any Notes on behalf of the Company.

“Payment Date” means the Stated Maturity of an installment of interest or Principal Amount on the Notes.

“Person” means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Preferred Stock” means, with respect to any Person, any and all shares, interests, participation or other equivalents (however designated) of such Person’s preferred or preference stock whether now outstanding or issued on or after the Issue Date, and includes, without limitation, all classes and series of preferred or preference stock.

“Presentation Date” means the date on which a Note is presented by a Noteholder for final payment of principal or if such date is not a Business Day in London and New York, the next date which is a Business Day in each of the foregoing cities.

“Principal Amount” means the principal amount of the Note outstanding from time to time.

“Property” or “Properties” means any kind of property or asset, whether real, personal or mixed, or tangible or intangible, and any interest therein.

“Record Date” means the 15th day preceding each Payment Date whether or not a Business Day.

“Redemption Date,” when used with respect to the Principal Amount of any Note or part thereof to be redeemed means the date fixed for such redemption by or pursuant to these Terms and Conditions.

“Redemption Price,” when used with respect to the Principal Amount of any Note or part thereof to be redeemed, means the price at which it is to be redeemed pursuant to the terms hereof, plus accrued and unpaid interest to, but excluding, the Redemption Date, if applicable expressed in a number of Conversion Shares into which such Note shall be converted in the event the Notes are to be redeemed for Shares and, in the event of any other redemption, a cash amount.

“Relevant Date” means the date on which the payment first becomes due; provided, that if the full amount of the money payable has not been received by the Paying Agent on or before the due date, it shall mean the date on which, the full amount of the money having been so received, notice to that effect shall have been duly given to the Noteholders by the Company in accordance with Condition 15.

“Rule 144A” means Rule 144A, as amended, promulgated by the Commission pursuant to the Securities Act.

“Rule 144” means Rule 144, as amended, promulgated by the Commission pursuant to the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated from time to time by the Commission pursuant thereto.

“Shares” means the common stock, par value U.S. $0.01, of the Company (and all other (if any) shares or stock resulting from any sub-division, consolidation or reclassification of such shares).

“Stated Maturity,” when used with respect to any Indebtedness or any installment of principal thereof or interest thereon, means the date specified in such Indebtedness as the fixed date on which the principal of such Indebtedness or such installment of principal or interest is due and payable.

“Stock Exchange” means any United States national or regional stock exchange or quotation service such as NASDAQ National Market System or any similar quotation service maintained by the National Quotation Bureau or any successor thereto.

“Stock Exchange Business Day” means any day (other than a Saturday or Sunday) on which the a Stock Exchange is open for business.

“Subordinated Obligation” means any Indebtedness of the Company outstanding on such date which is contractually subordinate or junior in right of payment to the Notes.

“Subsidiary” of any Person means any Corporation of which at least a majority of the shares of stock having by the terms thereof ordinary voting power to elect a majority of the Board of Directors of such Corporation (irrespective of whether or not at the time stock of any other class or classes of such Corporation shall have or might have voting power by reason of the happening of any contingency) is directly or indirectly owned or controlled by the Person.

“U.S. Government Obligations” means securities that are (x) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act), as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

SCHEDULE A

Principal Amount of this Note

The aggregate principal amount of this Note is as shown by the latest entry made by or on behalf of the Paying Agent in the fourth column below. Reductions in the outstanding principal amount of this Note following redemption, conversion into shares of Common Stock, or the purchase and cancellation of Notes are entered in the second and third columns below.

Date	Reasons for change in The outstanding Principal Amount of Note	Amount of Such change	Outstanding Principal Amount of this Note following such Change	Notation made by or on Behalf of the Company (other than In respect of the initial Principal Amount
• , 2003	Not applicable	Not applicable		Not applicable

SCHEDULE B

Interest Payments in respect of this Note

The following payments of interest in respect of this Note have been made:

Date made	Amounts of interest Due and payable	Amount of interest paid	Notation made by and on behalf of the Company

SCHEDULE C

Form of Transfer

FOR VALUE RECEIVED, [        ] being the registered holder of this Note hereby transfers to [            ] of [            ] U.S. $[            ] in principal amount of the U.S. $5,000,000 (the “Note”) of HARKEN ENERGY CORPORATION (the “Issuer”) and irrevocably requests and authorizes the Issuer or the Note Registrar in its capacity as registrar in relation to the Note to effect the relevant transfer by means of appropriate entries in the register kept by it.

Dated:

By:

(duly authorized)

In connection with any transfer of this Note, the undersigned confirms that documents are being furnished to the registrar which comply with the conditions set forth in this Note.

The registrar shall not be obligated to register this Note in the name of any Person other than the Holder hereof unless and until the conditions to any such registration or transfer set forth here in have been satisfied.

Note

The name of the Person by or on whose behalf this form of transfer is signed must correspond with the name of the registered holder as it appears on the face of this Note.

(1)	A representative of such registered holder should state the capacity in which he signed, e.g. executor.

(2)	The signature of the Person effecting a transfer shall conform to any list of duly authorized specimen signatures supplied by the registered holder or be certified by a recognized bank, notary public or in such other manner as the registrar may require.

(3)	Any transfer of the Note shall be in an amount equal to U.S. $1,000 or any integral multiple of U.S. $1,000 in excess thereof.

EXHIBIT A

HOLDER’S CONVERSION NOTICE

To: [Conversion Agent][Company]

The undersigned Holder of the 4.25% Senior Convertible Notes Due 2006 (the “Notes”) in the aggregate principal amount of U.S. $                 tendered herewith hereby irrevocably exercises the option to convert such Note(s) into shares of Common Stock in accordance with the Terms and Conditions of the Notes relating to the issuance by Harken Energy Corporation of an aggregate of U.S. $5,000,000 of the Notes and directs that the Conversion Shares issuable and deliverable upon such conversion be issued and delivered to the undersigned in the name and at the address set forth below.

If the Conversion Shares are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith a certificate in proper form certifying that the applicable restrictions on transfer have been complied with.

All terms used and not otherwise defined herein have the respective meanings set forth in the Terms and Conditions.

DATE:

Name of Holder

Signature(s) of Holder

Address for Delivery

of Share Certificates

Name for Registration

of Share Certificates (if

Different than Holder):

A-1

EXHIBIT B

COMPANY’S CONVERSION NOTICE

To: Conversion Agent/Noteholder

Harken Energy Corporation (the “Company”) hereby irrevocably exercises the option to convert all of the 4.25% Senior Convertible Notes Due 2006 (the “Notes”) of the Company that have not been previously converted and are Outstanding at the date of this notice into shares of its Common Stock, in accordance with the Terms and Conditions, pursuant to which the Company has issued an aggregate of U.S. $5,000,000 of the Notes, and confirms that the Conversion Shares issuable and deliverable upon conversion shall be issued and delivered to the Noteholders in accordance with the instructions for registration and delivery of the Conversion Shares to each Holder, to be provided by each Holder to the Conversion Agent or the Company.

The Company is entitled to exercise its option to convert because (i) ninety (90) days has elapsed from the Effective Date, (ii) the average of the Market Price of the Common Stock over the Stock Exchange Business Days during the thirty (30) consecutive calendar day period beginning                  on and ending on                  (being a date after the Effective Date) equaled or exceeded 125% of the Conversion Price, and (iii) the Conversion Shares were Freely Tradeable on the date such threshold was met and for the 30 calendar day period after such date.

All terms used and not otherwise defined herein shall have the respective meanings set forth in the Terms and Conditions.

DATE:	HARKEN ENERGY CORPORATION

By:

Name:

Title:

B-1

EXHIBIT C

COMPANY’S NOTICE OF REDEMPTION FOR SHARES

To: [Paying and Conversion Agent] [Noteholder]

Harken Energy Corporation (the “Company”) hereby irrevocably exercises the option to convert              United States dollars (U.S. $                ) principal amount of the 4.25% Senior Convertible Notes Due 2006 (the “Notes”) of the Company that have not been previously converted and are Outstanding at the date of this notice into shares of its Common Stock, in accordance with the Terms and Conditions, pursuant to which the Company has issued an aggregate of U.S. $5,000,000 of the Notes, and confirms that the Conversion Shares issuable and deliverable upon conversion shall be issued and delivered to the Noteholders in accordance with the instructions for registration and delivery of the Conversion Shares to each Holder, to be provided by each Holder to the Conversion Agent/Company.

Each Principal Amount of Note so redeemed will be redeemed for the number of Shares of Common Stock equal to 110% of the face value of the Principal Amount of Note to be redeemed plus interest accrued and unpaid thereon divided by US $                , which represents the average of the Market Price of the Common Stock over the 30 Stock Exchange Days day period immediately preceding the date of notice of such redemption.

All terms used and not otherwise defined herein shall have the respective meanings set forth in the Terms and Conditions.

DATE:	HARKEN ENERGY CORPORATION

By:

Name:

Title:

C-1